                                                                      EXHIBIT 4


        ================================================================



                   HUNTINGTON BANCSHARES INCORPORATED, ISSUER

                                      AND

                THE CHASE MANHATTAN BANK (NATIONAL ASSOCIATION),
                                    Trustee


                                ---------------


                                DEBT SECURITIES

                                ---------------


                                   INDENTURE



                           Dated as of March 25, 1994

                                ---------------





        ================================================================




                               TABLE OF CONTENTS
                                  ----------

                                                                  Page
                                                                  ----

                            RECITALS OF THE COMPANY                 1

                                   ARTICLE I

                       Definitions and Other Provisions
                            of General Application

Section 1.1    Definitions                                          1
Section 1.2    Compliance Certificates and Opinions                 8
Section 1.3    Form of Documents Delivered to Trustee               8
Section 1.4    Acts of Holders; Record Dates                        9
Section 1.5    Notices, Etc., to Trustee and Company               11
Section 1.6    Notice to Holders; Waiver                           11
Section 1.7    Conflict with Trust Indenture Act                   11
Section 1.8    Effect of Headings and Table of Contents            12
Section 1.9    Successors and Assigns                              12
Section 1.10   Separability Clause                                 12
Section 1.11   Benefits of Indenture                               12
Section 1.12   Governing Law                                       12
Section 1.13   Legal Holidays                                      12

                                  ARTICLE II

                                Security Forms

Section 2.1    Forms Generally                                     13
Section 2.2    Form of Legend for Global Securities                13
Section 2.3    Form of Trustee's Certificate of
                 Authentication                                    14

                                  ARTICLE III

                                The Securities

Section 3.1    Amount Unlimited; Issuable in Series                14
Section 3.2    Denominations                                       17
Section 3.3    Execution, Authentication, Delivery
                 and Dating                                        17
Section 3.4    Temporary Securities                                20
Section 3.5    Registration, Registration of
                 Transfer and Exchange                             21

---------------------

NOTE: This table of contents shall not, for any purpose, be deemed to be a part of the Indenture.

                                                                  Page
                                                                  ----
Section 3.6    Mutilated, Destroyed, Lost and
                 Stolen Securities                                 23
Section 3.7    Payment of Interest; Interest
                 Rights Preserved                                  24
Section 3.8    Persons Deemed Owners                               25
Section 3.9    Cancellation                                        26
Section 3.10   Computation of Interest                             26
Section 3.11   CUSIP Numbers                                       26

                                  ARTICLE IV

                          Satisfaction and Discharge

Section 4.1    Satisfaction and Discharge of Indenture             27
Section 4.2    Application of Trust Money                          28

                                   ARTICLE V

                                   Remedies

Section 5.1    Events of Default                                   28
Section 5.2    Acceleration of Maturity;
                 Rescission and Annulment                          30
Section 5.3    Collection of Indebtedness and Suits
                 for Enforcement by Trustee                        32
Section 5.4    Trustee May File Proofs of Claim                    33
Section 5.5    Trustee May Enforce Claims Without
                 Possession of Securities                          33
Section 5.6    Application of Money Collected                      34
Section 5.7    Limitation on Suits                                 34
Section 5.8    Unconditional Right of Holders to
                 Receive Principal, Premium and Interest           35
Section 5.9    Restoration of Rights and Remedies                  35
Section 5.10   Rights and Remedies Cumulative                      35
Section 5.11   Delay or Omission Not Waiver                        36
Section 5.12   Control by Holders                                  36
Section 5.13   Waiver of Past Defaults                             36
Section 5.14   Undertaking for Costs                               37

                                  ARTICLE VI

                                  The Trustee

Section 6.1    Certain Duties and Responsibilities                 37
Section 6.2    Notice of Defaults                                  38
Section 6.3    Certain Rights of Trustee                           38

---------------------
NOTE: This table of contents shall not, for any purpose, be deemed to be a part of the Indenture.

                                                                  Page
                                                                  ----
Section 6.4    Not Responsible for Recitals
                 or Issuance of Securities                         39
Section 6.5    May Hold Securities                                 39
Section 6.6    Money Held in Trust                                 40
Section 6.7    Compensation and Reimbursement                      40
Section 6.8    Disqualification; Conflicting Interests             41
Section 6.9    Corporate Trustee Required; Eligibility             41
Section 6.10   Resignation and Removal;
                 Appointment of Successor                          41
Section 6.11   Acceptance of Appointment by Successor              43
Section 6.12   Merger, Conversion, Consolidation
                 or Succession to Business                         44
Section 6.13   Preferential Collection of Claims
                 Against Company                                   45
Section 6.14   Appointment of Authenticating Agent                 45

                                  ARTICLE VII

               Holders' Lists and Reports by Trustee and Company

Section 7.1    Company to Furnish Trustee Names
                 and Addresses of Holders                          47
Section 7.2    Preservation of Information;
                 Communications to Holders                         47
Section 7.3    Reports by Trustee                                  48
Section 7.4    Reports by Company                                  48

                                 ARTICLE VIII

             Consolidation, Merger, Conveyance, Transfer or Lease

Section 8.1    Company May Consolidate, Etc.,
                 Only on Certain Terms                             48
Section 8.2    Successor Substituted                               49

                                  ARTICLE IX

                            Supplemental Indentures

Section 9.1    Supplemental Indentures Without
                 Consent of Holders                                50
Section 9.2    Supplemental Indentures With
                 Consent of Holders                                51
Section 9.3    Execution of Supplemental Indentures                52
Section 9.4    Effect of Supplemental Indentures                   53
Section 9.5    Conformity With Trust Indenture Act                 53
Section 9.6    Reference in Securities to
                 Supplemental Indentures                           53

---------------------
NOTE: This table of contents shall not, for any purpose, be deemed to be a part of the Indenture.

                                                                  Page
                                                                  ----
                                   ARTICLE X

                                   Covenants

Section 10.1   Payment of Principal, Premium
                 and Interest                                      53
Section 10.2   Maintenance of Office or Agency                     54
Section 10.3   Money for Securities Payments
                 to Be Held in Trust                               54
Section 10.4   Statement by Officers as to Default                 55
Section 10.5   Existence                                           56
Section 10.6   Maintenance of Properties                           56
Section 10.7   Payment of Taxes and Other Claims                   56
Section 10.8   Waiver of Certain Covenants                         57
Section 10.9   Calculation of Original Issue Discount              57

                                  ARTICLE XI

                           Redemption of Securities

Section 11.1   Applicability of Article                            57
Section 11.2   Election to Redeem; Notice to Trustee               57
Section 11.3   Selection by Trustee of Securities
                 to Be Redeemed                                    58
Section 11.4   Notice of Redemption                                59
Section 11.5   Deposit of Redemption Price                         59
Section 11.6   Securities Payable on Redemption Date               60
Section 11.7   Securities Redeemed in Part                         60

                                  ARTICLE XII

                                 Sinking Funds

Section 12.1   Applicability of Article                            60
Section 12.2   Satisfaction of Sinking Fund
                 Payments with Securities                          61
Section 12.3   Redemption of Securities for
                 Sinking Fund                                      61

                                 ARTICLE XIII

                      Defeasance and Covenant Defeasance

Section 13.1   Applicability of Article; Company's
                 Option to Effect Defeasance or
                 Covenant Defeasance                               62
Section 13.2   Defeasance and Discharge                            62
Section 13.3   Covenant Defeasance                                 63


---------------------
NOTE: This table of contents shall not, for any purpose, be deemed to be a part of the Indenture.

                                                                   Page
                                                                   ----
Section 13.4   Conditions to Defeasance or Covenant
                 Defeasance                                        63
Section 13.5   Deposited Money and U.S. Government
                 Obligations to be Held in Trust;
                 Other Miscellaneous Provisions                    66
Section 13.6   Reinstatement                                       66


---------------------
NOTE: This table of contents shall not, for any purpose, be deemed to be a part of the Indenture.

                       HUNTINGTON BANCSHARES INCORPORATED
                 Certain Sections of this Indenture relating to
                  Sections 310 through 318, inclusive, of the
                          Trust Indenture Act of 1939:


Trust Indenture                                              Indenture
  Act Section                                                 Section
---------------                                              ---------
Section  310   (a)(1)                                              6.9
               (a)(2)                                              6.9
               (a)(3)                                   Not Applicable
               (a)(4)                                   Not Applicable
               (b)                                                 6.8
                                                                  6.10
                                                                  6.13
Section  311   (a)                                                6.13
               (b)                                                6.13
Section  312   (a)                                                 7.1
               (b)                                              7.2(a)
               (c)                                              7.2(b)
Section  313   (a)                                              7.3(a)
               (b)                                              7.3(a)
               (c)                                              7.3(a)
               (d)                                              7.3(b)
Section  314   (a)                                                 7.4
               (a)(4)                                              1.2
                                                                  10.4
               (b)                                      Not Applicable
               (c)(1)                                              1.2
               (c)(2)                                              1.2
               (c)(3)                                   Not Applicable
               (d)                                      Not Applicable
               (e)                                                 1.2
Section  315   (a)                                                 6.1
               (b)                                                 6.2
               (c)                                                 6.1
               (d)                                                 6.1
               (d)(1)                                              6.1
               (d)(2)                                              6.1
               (d)(3)                                              6.1
               (e)                                                5.14
Section  316   (a)(1)(A)                                           5.2
                                                                  5.12
               (a)(1)(B)                                          5.13
               (a)(2)                                   Not Applicable
               (b)                                                 5.8
               (c)                                              1.4(c)
Section  317   (a)(1)                                              5.3
               (a)(2)                                              5.4
               (b)                                                10.3
Section  318   (a)                                                 1.7

--------------------

NOTE:  This shall not, for any purpose, be deemed to be part of the Indenture.

       INDENTURE, dated as of March 25, 1994, between HUNTINGTON BANCSHARES INCORPORATED, a corporation duly organized and existing under the laws of the State of Maryland (herein called the "Company"), having its principal office at Huntington Center, 41 South High Street, Columbus, Ohio 43215 and THE CHASE MANHATTAN BANK (NATIONAL ASSOCIATION), a national banking association, as Trustee (herein called the "Trustee").


                            RECITALS OF THE COMPANY


       The Company has duly authorized the execution and delivery of this Indenture to provide for the issuance from time to time of its unsecured debentures, notes or other evidences of indebtedness (herein called the "Securities"), to be issued in one or more series as in this Indenture provided.

       All things necessary to make this Indenture a valid agreement of the Company, in accordance with its terms, have been done.

                   NOW, THEREFORE, THIS INDENTURE WITNESSETH:

       For and in consideration of the premises and the purchase of the Securities by the Holders thereof, it is mutually agreed, for the equal and proportionate benefit of all Holders of the Securities or of series thereof, as follows:


                                   ARTICLE I

                        Definitions and Other Provisions
                             of General Application

       Section 1.1     Definitions.

       For all purposes of this Indenture, except as otherwise expressly provided or unless the context otherwise requires:

       (1) the terms defined in this Article have the meanings assigned to them in this Article and include the plural as well as the singular;

       (2) all other terms used herein which are defined in the Trust Indenture Act, either directly or by reference therein, have the meanings assigned to them therein;

       (3) all accounting terms not otherwise defined herein have the meanings assigned to them in accordance with generally accepted accounting principles, and, except as otherwise herein expressly provided, the term "generally accepted accounting principles" with respect to any computation required or permitted hereunder shall mean such accounting principles as are generally accepted at the date of such computation;

       (4) unless the context otherwise requires, any reference to an "Article" or a "Section" refers to an Article or a Section, as the case may be, of this Indenture; and

       (5) the words "herein", "hereof" and "hereunder" and other words of similar import refer to this Indenture as a whole and not to any particular Article, Section or other subdivision.

       "Act", when used with respect to any Holder, has the meaning specified in Section 1.4(a).

       "Affiliate" of any specified Person means any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified Person. For the purposes of this definition, "control" when used with respect to any specified Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

       "Authenticating Agent" means any Person authorized by the Trustee pursuant to Section 6.14 to act on behalf of the Trustee to authenticate Securities of one or more series.

       "Authorized Officer" means any officer of the Company designated by or pursuant to a resolution of the Board of Directors to take certain actions as specified in this Indenture.

       "Board of Directors" means either the board of directors of the Company or any duly authorized committee of that board.

       "Board Resolution" means a copy of a resolution certified by the Secretary or an Assistant Secretary of the Company to have been duly adopted by the Board of Directors, or by action of an Authorized Officer designated as such pursuant to a resolution of the Board of Directors, and to be in full force and effect on the date of such certification, and delivered to the Trustee.

       "Business Day", when used with respect to any Place of Payment, means each Monday, Tuesday, Wednesday, Thursday and Friday which is not a day on which banking institutions in that Place of Payment are authorized or obligated by law or executive order to close.

       "Commission" means the Securities and Exchange Commission, as from time to time constituted, created under the Exchange Act, or, if at any time after the execution of this instrument such Commission is not existing and performing the duties now assigned to it under the Trust Indenture Act, then the body performing such duties at such time.

       "Company" means the Person named as the "Company" in the first paragraph of this instrument until a successor Person shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Company" shall mean such successor Person.

       "Company Request" or "Company Order" means a written request or order signed in the name of the Company by its Chairman of the Board, its Vice Chairman of the Board, its President, its Chief Financial Officer or a Vice President, and by its Treasurer, an Assistant Treasurer, its Controller, an Assistant Controller, its Secretary or an Assistant Secretary, and delivered to the Trustee.

       "Corporate Trust Office" means the office of the Trustee at which at any particular time its corporate trust business shall be principally administered, which office as of the date hereof is located at 4 Chase MetroTech Center, 3rd Floor, Brooklyn, New York 11245.

       "Covenant Defeasance" has the meaning specified in Section 13.3.

       "Defaulted Interest" has the meaning specified in Section 3.7.

       "Defeasance" has the meaning specified in Section 13.2.

       "Depositary" means, with respect to the Securities of any series issuable or issued in whole or in part in the form of one or more Global Securities, the Person designated as Depositary for such series by the Company pursuant to Section 3.1, which Person shall be a clearing agency registered under the Exchange Act.

       "Event of Default" has the meaning specified in Section 5.1.

       "Exchange Act" means the Securities Exchange Act of 1934, as amended now or in the future and any successor statute thereto.

       "Global Security" means a Security bearing the legend prescribed in
Section 2.2 evidencing all or part of a series of Securities, authenticated and delivered to the Depositary for such series or its nominee, and registered in the name of such Depositary or nominee.

       "Holder" means a Person in whose name a Security is registered in the Security Register.

       "Indenture" means this instrument as originally executed or as it may from time to time be supplemented or amended by one or more indentures supplemental hereto entered into pursuant to the applicable provisions hereof, including, for all purposes of this instrument and any such supplemental indenture, the provisions of the Trust Indenture Act that are deemed to be a part of and govern this instrument and any such supplemental indenture, respectively. The term "Indenture" shall also include the terms of particular series of Securities established as contemplated by Section 3.1.

       "Interest Payment Date", when used with respect to any Security, means the Stated Maturity of an installment of interest on such Security.

       "Maturity", when used with respect to any Security, means the date on which the principal of such Security or an installment of principal becomes due and payable as therein or herein provided, whether at the Stated Maturity or by declaration of acceleration, call for redemption or otherwise.

       "Officers' Certificate" means a certificate signed by the Chairman of the Board, a Vice Chairman of the Board, the President, the Chief Financial Officer or a Vice President, and by the Treasurer, an Assistant Treasurer, the Controller, an Assistant Controller, the Secretary or an Assistant Secretary, of the Company, and delivered to the Trustee. One of the officers signing an Officers' Certificate given pursuant to Section 10.4 shall be the principal executive, financial or accounting officer of the Company.

       "Opinion of Counsel" means a written opinion of counsel, who may be counsel for the Company.

       "Original Issue Discount Security" means any Security which provides for an amount less than the principal amount thereof to be due and payable upon a declaration of acceleration of the Maturity thereof pursuant to Section 5.2.

       "Outstanding", when used with respect to Securities, means, as of the date of determination, all Securities theretofore authenticated and delivered under this Indenture, except:

            (i) Securities theretofore cancelled by the Trustee or delivered to the Trustee for cancellation;

           (ii) Securities for whose payment or redemption money in the necessary amount has been theretofore deposited with the Trustee or any Paying Agent (other than the Company) in trust or set aside and segregated in trust by the Company (if the Company shall act as its own Paying Agent) for the

       Holders of such Securities; provided that, if such Securities are to be redeemed, notice of such redemption has been duly given pursuant to this Indenture or provision therefor satisfactory to the Trustee has been made;

          (iii) Securities which have been paid pursuant to Section 3.6 or in exchange for or in lieu of which other Securities have been authenticated and delivered pursuant to this Indenture, other than any such Securities in respect of which there shall have been presented to the Trustee proof satisfactory to it that such Securities are held by a bona fide purchaser in whose hands such Securities are valid obligations of the Company;

           (iv) Securities which have been defeased pursuant to Section 13.2 hereof; and

            (v)   Securities not deemed outstanding pursuant to Section 11.3.;

provided, however, that in determining whether the Holders of the requisite principal amount of the Outstanding Securities have given any request, demand, authorization, direction, notice, consent or waiver hereunder, (i) the principal amount of an Original Issue Discount Security that shall be deemed to be Outstanding shall be the amount of the principal thereof that would be due and payable as of the date of such determination upon acceleration of the maturity thereof pursuant to Section 5.2, (ii) if, as of such date, the principal amount payable at the Stated Maturity of a Security is not determinable, the principal amount of such Security which shall be deemed to be Outstanding shall be the amount as specified or determined as contemplated by
Section 3.1, and (iii) Securities owned by the Company or any other obligor upon the Securities or any Affiliate of the Company or of such other obligor shall be disregarded and deemed not to be Outstanding, except that, in determining whether the Trustee shall be protected in relying upon any such request, demand, authorization, direction, notice, consent or waiver, only Securities which the Trustee actually knows to be so owned shall be so disregarded. Securities so owned which have been pledged in good faith may be regarded as Outstanding if the pledgee establishes to the satisfaction of the Trustee the pledgee's right so to act with respect to such Securities and that the pledgee is not the Company or any other obligor upon the Securities or any Affiliate of the Company or of such other obligor.

       "Paying Agent" means any Person authorized by the Company to pay the principal of or any premium or interest on any Securities on behalf of the Company.

       "Periodic Offering" means an offering of Securities of any series from time to time, the specific terms of which Securities, including, without limitation, the rate or rates of interest, if any, thereon, the Stated Maturity thereof and the redemption provisions, if any, with respect thereto are to be determined by the Company or its agents upon the issuance of such Securities.

       "Person" means any individual, corporation, partnership, joint venture, trust, unincorporated organization or government or any agency or political subdivision thereof.

       "Place of Payment", when used with respect to the Securities of any series, means the place or places where the principal of and any premium and interest on the Securities of that series are payable as specified as contemplated by Section 3.1.

       "Predecessor Security" of any particular Security means every previous Security evidencing all or a portion of the same debt as that evidenced by such particular Security; and, for the purposes of this definition, any Security authenticated and delivered under Section 3.6 in exchange for or in lieu of a mutilated, destroyed, lost or stolen Security shall be deemed to evidence the same debt as the mutilated, destroyed, lost or stolen Security.

       "Redemption Date", when used with respect to any Security to be redeemed, means the date fixed for such redemption by or pursuant to this Indenture.

       "Redemption Price", when used with respect to any Security to be redeemed, means the price at which it is to be redeemed pursuant to this Indenture.

       "Regular Record Date" for the interest payable on any Interest Payment Date on the Securities of any series means the date specified for that purpose as contemplated by Section 3.1.

       "Responsible Officer", when used with respect to the Trustee, means the chairman or any vice-chairman of the board of directors, the chairman or any vice-chairman of the executive committee of the board of directors, the chairman of the trust committee, the president, any vice president, any assistant vice president, the secretary, any assistant secretary, the treasurer, any assistant treasurer, the cashier, any assistant cashier, any senior trust officer, trust officer or assistant trust officer, the controller or any assistant controller or any other officer of the Trustee customarily performing functions similar to those performed by any of the above designated officers and also means, with respect to a particular corporate trust matter, any other officer to whom such matter is referred because of his knowledge of and familiarity with the particular subject.

       "Securities" has the meaning stated in the first recital of this Indenture and more particularly means any Securities authenticated and delivered under this Indenture.

       "Security Register" and "Security Registrar" have the respective meanings specified in Section 3.5.

       "Special Record Date" for the payment of any Defaulted Interest means a date fixed by the Trustee pursuant to Section 3.7.

       "Stated Maturity", when used with respect to any Security or any installment of principal thereof or interest thereon, means the date specified in such Security as the fixed date on which the principal of such Security or such installment of principal or interest is due and payable.

       "Subsidiary" means a corporation more than 50% of the outstanding voting stock of which is owned, directly or indirectly, by the Company or by one or more other Subsidiaries, or by the Company and one or more other Subsidiaries. For the purposes of this definition, "voting stock" means stock which ordinarily has voting power for the election of directors, whether at all times or only so long as no senior class of stock has such voting power by reason of any contingency.

       "Trustee" means the Person named as the "Trustee" in the first paragraph of this instrument until a successor Trustee shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Trustee" shall mean or include each Person who is then a Trustee hereunder, and if at any time there is more than one such Person, "Trustee" as used with respect to the Securities of any series shall mean the Trustee with respect to Securities of that series.

       "Trust Indenture Act" means the Trust Indenture Act of 1939, as in force at the date as of which this instrument was executed; provided, however, that in the event the Trust Indenture Act of 1939 is amended after such date, "Trust Indenture Act" means, to the extent required by any such amendment, the Trust Indenture Act of 1939, as so amended.

       "U.S. Government Obligation" has the meaning specified in Section 13.4.

       "Vice President", when used with respect to the Company or the Trustee, means any vice president (but shall not include any assistant vice president), whether or not designated by a number or a word or words added before or after the title "vice president".

       "Wholly Owned Subsidiary" means any Subsidiary all of whose outstanding voting stock (other than directors' qualifying shares) shall at the time be owned by the Company or one or more of its Wholly Owned Subsidiaries.

       Section 1.2     Compliance Certificates and Opinions.

       Upon any application or request by the Company to the Trustee to take any action under any provision of this Indenture, the Company shall furnish to the Trustee such certificates and opinions as may be required under the Trust Indenture Act. Each such certificate or opinion shall be given in the form of an Officers' Certificate, if to be given by an officer of the Company, or an Opinion of Counsel, if to be given by counsel, and shall comply with the requirements of the Trust Indenture Act and any other requirements set forth in this Indenture.

       Every certificate or opinion (other than the Officers' Certificate delivered under Section 10.4 hereof) with respect to compliance with a condition or covenant provided for in this Indenture shall include:

             (1) a statement that each individual signing such certificate or opinion has read such covenant or condition and the definitions herein relating thereto;

             (2) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based;

             (3) a statement that, in the opinion of each such individual, he has made such examination or investigation as is necessary to enable him to express an informed opinion as to whether or not such covenant or condition has been complied with; and

             (4) a statement as to whether, in the opinion of each such individual, such condition or covenant has been complied with.

       Section 1.3     Form of Documents Delivered to Trustee.

       In any case where several matters are required to be certified by, or covered by an opinion of, any specified Person, it is not necessary that all such matters be certified by, or covered by the opinion of, only one such Person, or that they be so certified or covered by only one document, but one such

Person may certify or give an opinion with respect to some matters and one or more other such Persons as to other matters, and any such Person may certify or give an opinion as to such matters in one or several documents.

       Any certificate or opinion of an officer of the Company may be based, insofar as it relates to legal matters, upon a certificate or opinion of, or representations by, counsel, unless such officer knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to the matters upon which his certificate or opinion is based are erroneous. Any such certificate or opinion of counsel may be based, insofar as it relates to factual matters, upon a certificate or opinion of, or representations by, an officer or officers of the Company stating that the information with respect to such factual matters is in the possession of the Company, unless such counsel knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to such matters are erroneous.

       Where any Person is required to make, give or execute two or more applications, requests, consents, certificates, statements, opinions or other instruments under this Indenture, they may, but need not, be consolidated and form one instrument.

       Section 1.4     Acts of Holders; Record Dates.

       (a) Any request, demand, authorization, direction, notice, consent, waiver or other action provided or permitted by this Indenture to be given or taken by Holders may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Holders in person or by agent duly appointed in writing; and, except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments are delivered to the Trustee and, where it is hereby expressly required, to the Company.
Such instrument or instruments (and the action embodied therein and evidenced thereby) are herein sometimes referred to as the "Act" of the Holders signing such instrument or instruments. Proof of execution of any such instrument or of a writing appointing any such agent shall be sufficient for any purpose of this Indenture and (subject to Section 6.1) conclusive in favor of the Trustee and the Company, if made in the manner provided in this Section.

       Without limiting the generality of the foregoing, a Holder, including a Depositary that is a Holder of a Global Security, may make, give or take, by a proxy or proxies, duly appointed in writing, any request, demand, authorization, direction, notice, consent, waiver or other action provided or permitted in this Indenture to be made, given or taken by Holders, and a Depositary that is a Holder of a Global Security may provide its proxy or proxies to the beneficial owners of interest in any such Global Security.

       (b) The fact and date of the execution by any Person of any such instrument or writing may be proved by the affidavit of a witness of such execution or by a certificate of a notary public or other officer authorized by law to take acknowledgments of deeds, certifying that the individual signing such instrument or writing acknowledged to him the execution thereof. Where such execution is by a signer acting in a capacity other than his individual capacity, such certificate or affidavit shall also constitute sufficient proof of his authority. The fact and date of the execution of any such instrument or writing, or the authority of the Person executing the same, may also be proved in any other manner which the Trustee deems sufficient.

       (c) The Company may, in the circumstances permitted by the Trust Indenture Act, fix any day as the record date for the purpose of determining the Holders of Securities of any series entitled to give or take any request, demand, authorization, direction, notice, consent, waiver or other action, or to vote on any action, authorized or permitted to be given or taken by Holders of Securities of such series. If not set by the Company prior to the first solicitation of a Holder of Securities of such series made by any Person in respect of any such action, or, in the case of any such vote, prior to such vote, the record date for any such action or vote shall be the 30th day (or, if later, the date of the most recent list of Holders required to be provided pursuant to Section 7.1) prior to such first solicitation or vote, as the case may be. With regard to any record date for action to be taken by the Holders of one or more series of Securities, only the Holders of Securities of such series on such date (or their duly designated proxies) shall be entitled to give or take, or vote on, the relevant action.

       (d)   The ownership of Securities shall be proved by the Security
Register.

       (e) Any request, demand, authorization, direction, notice, consent, waiver or other Act of the Holder of any Security shall bind every future Holder of the same Security and the Holder of every Security issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof in respect of anything done, omitted or suffered to be done by the Trustee or the Company in reliance thereon, whether or not notation of such action is made upon such Security.

       (f) Without limiting the foregoing, a Holder entitled hereunder to give or take any action hereunder with regard to any particular Security may do so with regard to all or any part of the principal amount of such Security or by one or more duly appointed agents each of which may do so pursuant to such appointment with regard to all or any different part of such principal amount.

       Section 1.5     Notices, Etc., to Trustee and Company.

       Any request, demand, authorization, direction, notice, consent, waiver or Act of Holders or other document provided or permitted by this Indenture to be made upon, given or furnished to, or filed with,

             (1) the Trustee by any Holder or by the Company shall be sufficient for every purpose hereunder if made, given, furnished or filed in writing to or with the Trustee at its Corporate Trust Office,
       Attention:  Corporate Trust Trustee Administration, or

             (2) the Company by the Trustee or by any Holder shall be sufficient for every purpose hereunder (unless otherwise herein expressly provided) if in writing and mailed, first-class postage prepaid, to the Company addressed to it at the address of its principal office specified in the first paragraph of this instrument or at any other address previously furnished in writing to the Trustee by the Company, Attention: Corporate Secretary.

       Section 1.6     Notice to Holders; Waiver.

       Where this Indenture provides for notice to Holders of any event, such notice shall be sufficiently given (unless otherwise herein expressly provided) if in writing and mailed, first-class postage prepaid, to each Holder affected by such event, at his address as it appears in the Security Register, not later than the latest date (if any), and not earlier than the earliest date (if any), prescribed for the giving of such notice. In any case where notice to Holders is given by mail, neither the failure to mail such notice, nor any defect in any notice so mailed, to any particular Holder shall affect the sufficiency of such notice with respect to other Holders. Where this Indenture provides for notice in any manner, such notice may be waived in writing by the Person entitled to receive such notice, either before or after the event, and such waiver shall be the equivalent of such notice. Waivers of notice by Holders shall be filed with the Trustee, but such filing shall not be a condition precedent to the validity of any action taken in reliance upon such waiver.

       In case by reason of the suspension of regular mail service or by reason of any other cause it shall be impracticable to give such notice by mail, then such notification as shall be made with the approval of the Trustee shall constitute a sufficient notification for every purpose hereunder.

       Section 1.7     Conflict with Trust Indenture Act.

       If any provision hereof limits, qualifies or conflicts with a provision of the Trust Indenture Act that is required under such Act to be a part of and govern this Indenture, the latter provision shall control. If any provision of this Indenture modifies or excludes any provision of the Trust Indenture Act that may be so modified or excluded, the latter provision shall be deemed to apply to this Indenture as so modified or to be excluded, as the case may be.

       Section 1.8     Effect of Headings and Table of Contents.

       The Article and Section headings herein and the Table of Contents are for convenience only and shall not affect the construction hereof.

       Section 1.9     Successors and Assigns.

       All covenants and agreements in this Indenture by the Company shall bind its successors and assigns, whether so expressed or not.

       Section 1.10     Separability Clause.

       In case any provision in this Indenture or in the Securities shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

       Section 1.11     Benefits of Indenture.

       Nothing in this Indenture or in the Securities, express or implied, shall give to any Person, other than the parties hereto and their successors hereunder, any benefit or any legal or equitable right, remedy or claim under this Indenture.

       Section 1.12     Governing Law.

       This Indenture and the Securities shall be governed by and construed in accordance with the laws of the State of Ohio, without regard to the conflicts of law rules of such State.

       Section 1.13     Legal Holidays.

       In any case where any Interest Payment Date, Redemption Date or Stated Maturity of any Security shall not be a Business Day at any Place of Payment, then (notwithstanding any other provision of this Indenture or of the Securities, other than a provision of the Securities of any series which specifically states that such provision shall apply in lieu of this Section) payment of interest or principal (and premium, if any) need not be made at such Place of Payment on such date, but may be made on the next succeeding Business Day at such Place of Payment with the same force and effect as if made on the Interest Payment Date, or Redemption Date, or at the Stated Maturity, provided that no interest shall accrue with respect to the payment due on such date for the period from and after such Interest Payment Date, Redemption Date or Stated Maturity, as the case may be.


                                   ARTICLE II

                                 Security Forms

       Section 2.1     Forms Generally.

       The Securities of each series shall be in substantially such form (not inconsistent with this Indenture) as shall be established by or pursuant to one or more Board Resolutions or in one or more indentures supplemental hereto, in each case with such appropriate insertions, omissions, substitutions and other variations as are required or permitted by this Indenture, and may have such letters, numbers or other marks of identification and such legends or endorsements placed thereon as may be required to comply with the rules of any securities exchange or as may, consistently herewith, be determined by the officers executing such Securities, as evidenced by their execution of the Securities. If the form of Securities of any series is established by action taken pursuant to a Board Resolution, a copy of an appropriate record of such action shall be certified by the Secretary or an Assistant Secretary of the Company and delivered to the Trustee at or prior to the delivery of the Company Order contemplated by Section 3.3 for the authentication and delivery of such Securities.

       The definitive Securities, if any, shall be printed, lithographed or engraved on steel engraved borders or may be produced in any other manner, all as determined by the officers executing such Securities, as evidenced by their execution of such Securities.

       Section 2.2     Form of Legend for Global Securities.

       Any Global Security authenticated and delivered hereunder shall bear a legend in substantially the following form:

             "This Security is a Global Security within the meaning of the Indenture hereinafter referred to and is registered in the name of a Depositary or a nominee thereof. This Security may not be transferred to, or registered or exchanged for Securities registered in the name of, any Person other than the Depositary or a nominee thereof or a successor of such Depositary or a nominee of such successor and no such transfer may be registered, except in the limited circumstances described in the Indenture. Every Security authenticated and delivered upon registration of transfer of, or in exchange for or in lieu of, this Security shall be a Global Security subject to the foregoing, except in such limited circumstances."

       Section 2.3     Form of Trustee's Certificate of
                       Authentication.

       The Trustee's certificates of authentication shall be in substantially the following form:

       This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.

Dated:_____________________             THE CHASE MANHATTAN BANK

                                        (NATIONAL ASSOCIATION)
                                        As Trustee

                                        By
                                          -------------------------
                                          Authorized Representative



                                  ARTICLE III

                                 The Securities

       Section 3.1     Amount Unlimited; Issuable in Series.

       The aggregate principal amount of Securities which may be authenticated and delivered under this Indenture is unlimited.

       The Securities may be issued in one or more series, and each such series shall rank pari passu with all other unsecured and unsubordinated debt of the Company. There shall be established in or pursuant to a Board Resolution and, subject to Section 3.3, set forth, or determined in the manner provided, in an Officers' Certificate, or established in one or more indentures supplemental hereto, prior to the issuance of Securities of any series,

             (1) the title of the Securities of the series (which shall distinguish the Securities of the series from Securities of any other series);

             (2) any limit upon the aggregate principal amount of the Securities of the series which may be authenticated and delivered under this Indenture (except for Securities authenticated and delivered upon registration of transfer of, or in exchange for, or in lieu of, other Securities of the series pursuant to Section 3.4, 3.5, 3.6, 9.6, or 11.7 and except for any Securities which, pursuant to Section 3.3, are deemed never to have been authenticated and delivered hereunder);

             (3) the Person to whom any interest on a Security of the series shall be payable, if other than the Person in whose name that Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest;

             (4) the date or dates on which the principal (and premium, if any) of the Securities of the series is payable;

             (5) the rate or rates at which the Securities of the series shall bear interest, if any, the date or dates from which such interest shall accrue, the Interest Payment Dates on which any such interest shall be payable and the Regular Record Date for any interest payable on any Interest Payment Date;

             (6) the place or places in addition to the Borough of Manhattan, The City of New York, where the principal of and any premium and interest on Securities of the series shall be payable;

             (7) the period or periods within which, the price or prices at which and the terms and conditions upon which Securities of the series may be redeemed, in whole or in part, at the option of the Company and, if other than by a Board Resolution, the manner in which any election by the Company to redeem the Securities shall be evidenced;

             (8) the obligation, if any, of the Company to redeem, purchase or repay Securities of the series pursuant to any mandatory redemption, sinking fund or analogous provision or at the option of a Holder thereof and the period or periods within which, the price or prices at which and the terms and conditions upon which Securities of the series shall be redeemed, purchased or repaid, in whole or in part, pursuant to such obligation;

             (9) if other than denominations of $1,000 and integral multiples thereof in excess thereof, the denominations in which Securities of the series shall be issuable;

            (10) if the amount of payments of principal of or any premium or interest on any Securities of the series may be determined with reference to an index or formula, the manner in which such amounts shall be determined;

            (11) if other than the principal amount thereof, the portion of the principal amount of Securities of the series which shall be payable upon declaration of acceleration of the Maturity thereof pursuant to
       Section 5.2;

            (12) if the principal amount payable at the Stated Maturity of any Securities of the series will not be determinable as of any one or more dates prior to the Stated Maturity, the amount which shall be deemed to be the principal amount of such Securities as of any such date for any purpose thereunder or hereunder, including the principal amount thereof which shall be due and payable upon any Maturity other than the Stated Maturity or which shall be deemed to be Outstanding as of any date prior to the Stated Maturity (or, in any such case, the manner in which such amount deemed to be the principal amount shall be determined);

            (13) the application, if any, of either or both of Section 13.2 and Section 13.3 to the Securities of the series (including, in the case of Section 13.3, the covenants and any Events of Default not specified therein that are subject thereto) and, if other than by a Board Resolution, the manner in which any election pursuant to such Sections by the Company shall be evidenced;

            (14) whether the Securities of the series shall be issuable in whole or in part in the form of one or more Global Securities and, in such case, the Depositary or Depositaries for such Global Security or Global Securities (if other than The Depository Trust Company), and any circumstances other than those set forth in Section 3.5 in which any such Global Security may be transferred to, and registered and exchanged for Securities registered in the name of, a Person other than the Depositary for such Global Security or a nominee thereof and in which any such transfer may be registered;

            (15) any Authenticating Agents, Paying Agents, or any other agents with respect to the Securities of the series.

            (16) any other covenant or warranty included for the benefit of Securities of the series in addition to (and not inconsistent with) those included in this Indenture for the benefit of Securities of all series, or any other covenant or warranty included for the benefit of Securities of the series in lieu of any covenant or warranty included in this Indenture for the benefit of Securities of all series (including any covenant contained in Article X hereof), or any provision that any covenant or warranty included in this Indenture for the benefit of Securities of all series (including any covenant contained in Article X hereof) shall not be for the benefit of Securities of such series, or any change to or combination of the provisions of any such covenant or warranty included in this Indenture for the benefit of Securities of all series (including any covenants contained in Article X hereof) which applies to the Securities of such series;

            (17) any addition to, deletion from or change in the Events of Default which applies to any Securities of the series and any change in the right of the Trustee or the requisite Holders of such Securities to declare the principal amount thereof due and payable pursuant to Section 5.2;

            (18) any other terms of the series (which terms shall not be inconsistent with the provisions of this Indenture, except as permitted by Section 9.1(5)).

       All Securities of any one series shall be substantially identical except as to denomination and except as may otherwise be provided in or pursuant to the Board Resolution referred to above and (subject to Section 3.3) set forth, or determined in the manner provided, in the Officers' Certificate referred to above or in any such indenture supplemental hereto.

       Unless otherwise provided with respect to the Securities of any series, at the option of the Company, interest on the Securities of any series that bears interest may be paid by mailing a check to the address of the person entitled thereto as such address shall appear in the Security Register.

       If any of the terms of the series are established by action taken pursuant to a Board Resolution, a copy of an appropriate record of such action shall be certified by the Secretary or an Assistant Secretary of the Company and delivered to the Trustee at or prior to the delivery of the Officers' Certificate setting forth the terms of the series.

       Section 3.2     Denominations.

       The Securities of each series shall be issuable in registered form without coupons in such denominations as shall be specified as contemplated by
Section 3.1. In the absence of any such provisions with respect to the Securities of any series, the Securities of such series shall be issuable in denominations of $1,000 and any integral multiples thereof.

       Section 3.3     Execution, Authentication, Delivery and Dating.

       The Securities shall be executed on behalf of the Company by its Chairman of the Board, its Vice Chairman of the Board, its President or one of its Vice Presidents, under its corporate seal reproduced thereon attested by its Secretary or one of its Assistant Secretaries. The signature of any of these officers on the Securities may be manual or facsimile.

       Securities bearing the manual or facsimile signatures of individuals who were at any time the proper officers of the Company shall bind the Company, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of such securities or did not hold such offices at the date of such Securities.

       At any time and from time to time after the execution and delivery of this Indenture, the Company may deliver Securities of any series executed by the Company to the Trustee for authentication, together with the documents referred to below in this Section 3.3, for the authentication and delivery of such Securities, and the Trustee shall authenticate and deliver such Securities to or upon the order of the Company (contained in the Company Order) or pursuant to such procedures acceptable to the Trustee and to such recipients as may be specified from time to time by a Company Order. If so provided in or pursuant to the Board Resolution or supplemental indenture establishing the Securities of any series, the maturity date, original issue date, interest rate and any other terms of any or all of the Securities of such series may be determined by or pursuant to such Company Order and procedures. If provided for in such procedures, such Company Order may authorize authentication and delivery pursuant to oral or electronic instructions from the Company or its duly authorized agent, which instructions shall be promptly confirmed in writing. In authenticating such Securities and accepting the additional responsibilities under this Indenture in relation to such Securities, the Trustee shall be entitled to receive and (subject to Section 6.1) shall be fully protected in relying upon, unless and until such documents have been superseded or revoked:

       (a) a Company Order requesting such authentication and setting forth delivery instructions if the Securities are not to be delivered to the Company, provided that, with respect to Securities of a series subject to a Periodic Offering, (i) such Company Order may be delivered by the Company to the Trustee at any time prior to the delivery to the Trustee of the Securities of such series for authentication and delivery, (ii) the Trustee shall authenticate and deliver the Securities of such series for original issue from time to time, in an aggregate principal amount not exceeding the aggregate principal amount established for such series, pursuant to a Company Order or pursuant to such procedures acceptable to the Trustee as may be specified from time to time by a Company Order, and (iii) if so provided in or pursuant to the Board Resolution or supplemental indenture establishing the Securities of such series, the maturity date, original issue date, interest rate and any other terms of any or all of the Securities of such series may be determined by a Company Order or pursuant to such procedures;

       (b) any Board Resolution, Officers' Certificate and/or executed supplemental indenture referred to in Sections 2.1 and 3.1 by or pursuant to which the forms and terms of the Securities of such series were established;

       (c) an Officers' Certificate setting forth the form or forms and the terms of the Securities of such series, stating that such form or forms and terms have been established pursuant to Sections 2.1 and
             3.1 and comply with this Indenture, and covering such other matters as the Trustee may reasonably request; and

       (d)   an Opinion of Counsel, substantially to the effect that:

             (i) the form of the Securities of such series has been duly authorized and established in conformity with the provisions of this Indenture;

             (ii) the terms of the Securities of such series (or the manner of determining such terms) have been established by or pursuant to Board Resolution, duly authorized and an Officers' Certificate or a supplemental indenture in accordance with the provisions of this Indenture; and

             (iii) that such Securities, when authenticated and delivered by the Trustee and issued by the Company in the manner and subject to any conditions specified in such Opinion of Counsel, will constitute valid and legally binding obligations of the Company, enforceable in accordance with their terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors, rights and to general equity principles.

If such form or terms have been so established, the Trustee shall not be required to authenticate such Securities if the issue of such Securities pursuant to this Indenture will affect the Trustee's own rights, duties or immunities under the Securities and this Indenture or otherwise in a manner which is not reasonably acceptable to the Trustee.

       Notwithstanding the provisions of Section 3.1 and of the preceding paragraph, if all Securities of a series are not to be originally issued at one time, it shall not be necessary to deliver the above specified documents at or prior to the time of authentication of each Security of such series if such documents are delivered at or prior to the authentication upon original issuance of the first Security of such series to be issued.

       Each Security shall be dated the date of its authentication.

       No Security shall be entitled to any benefit under this Indenture or be valid or obligatory for any purpose unless there appears on such Security a certificate of authentication substantially in the form provided for herein executed by the Trustee by manual signature of an authorized signatory, and such certificate upon any Security shall be conclusive evidence, and the only evidence, that such Security has been duly authenticated and delivered hereunder. Notwithstanding the foregoing, if any Security shall have been authenticated and delivered hereunder but never issued and sold by the Company, and the Company shall deliver such Security to the Trustee for cancellation as provided in Section 3.9, for all purposes of this Indenture such Security shall be deemed never to have been authenticated and delivered hereunder and shall never be entitled to the benefits of this Indenture.

       Section 3.4     Temporary Securities.

       Pending the preparation of definitive Securities of any series, the Company may execute, and upon Company Order the Trustee shall authenticate and deliver, temporary Securities which are printed, lithographed, typewritten, mimeographed or otherwise produced, in any authorized denomination, substantially of the tenor of the definitive Securities in lieu of which they are issued and with such appropriate insertions, omissions, substitutions and other variations as the officers executing such Securities may determine, as evidenced by their execution of such Securities.

       If temporary Securities of any series are issued, the Company will cause definitive Securities of that series to be prepared without unreasonable delay. After the preparation of definitive Securities of such series, the temporary Securities of such series shall be exchangeable for definitive Securities of such series upon surrender of the temporary Securities of such series at the office or agency of the Company in a Place of Payment for that series, without charge to the Holder. Upon surrender for cancellation of any one or more temporary Securities of any series, the Company shall execute and the Trustee shall authenticate and deliver in exchange therefor one or more definitive Securities of the same series, of any authorized denominations and of a like aggregate principal amount and tenor. Until so exchanged the temporary Securities of any series shall in all respects be entitled to the same benefits under this Indenture as definitive Securities of such series and tenor.

       Section 3.5     Registration, Registration of Transfer and Exchange.

       The Company shall cause to be kept at the Corporate Trust Office of the Trustee a register (the register maintained in such office or in any other office or agency of the Company in a Place of Payment being herein sometimes collectively referred to as the "Security Register") in which, subject to such reasonable regulations as it may prescribe, the Company shall provide for the registration of Securities and of transfers of Securities. The Trustee is hereby appointed "Security Registrar" for the purpose of registering Securities and transfers of Securities as herein provided.

       Upon surrender for registration of transfer of any Security of any series at the office or agency of the Company in a Place of Payment for that series, the Company shall execute, and the Trustee shall authenticate and deliver, in the name of the designated transferee or transferees, one or more new Securities of the same series, of any authorized denominations and of a like aggregate principal amount and tenor.

       At the option of the Holder, Securities of any series may be exchanged for other Securities of the same series, of any authorized denominations and of a like aggregate principal amount and tenor, upon surrender of the Securities to be exchanged at such office or agency. Whenever any Securities are so surrendered for exchange, the Company shall execute, and the Trustee shall authenticate and deliver, the Securities which the Holder making the exchange is entitled to receive.

       All Securities issued upon any registration of transfer or exchange of Securities shall be the valid obligations of the Company, evidencing the same debt, and entitled to the same benefits under this Indenture, as the Securities surrendered upon such registration of transfer or exchange.

       Every Security presented or surrendered for registration of transfer or for exchange shall (if so required by the Company or the Trustee) be duly endorsed, or be accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed, by the Holder thereof or his attorney duly authorized in writing.

       No service charge shall be made for any registration of transfer or exchange of Securities, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any registration of transfer or exchange of Securities, other than exchanges pursuant to Section 3.4, 9.6 or 11.7 not involving any transfer.

       The Company shall not be required (i) to issue, register the transfer of or exchange Securities of any series during a period beginning at the opening of business 15 days before the day of the mailing of a notice of redemption of Securities of that series selected for redemption under Section 11.3 and ending at the close of business on the day of such mailing, or (ii) to register the transfer of or exchange any Security so selected for redemption in whole or in part, except the unredeemed portion of any Security being redeemed in part.

       Notwithstanding the foregoing and except as otherwise specified or contemplated by Section 3.1, if at any time the Depositary for the Securities of a series represented by a Global Security or Global Securities notifies the Company that it is unwilling or unable to continue as a Depositary for the Securities of such series or if at any time the Depositary for Securities of a series shall no longer be registered or in good standing under the Exchange Act or other applicable statute or regulation, the Company shall appoint a successor Depositary with respect to the Securities of such series. If a successor Depositary for the Securities of such series is not appointed by the Company within 90 days after the Company receives such notice or becomes aware of such condition, the Company will execute, and the Trustee, upon Company Request, will authenticate and deliver, securities of such series in definitive form in an aggregate principal amount equal to the principal amount of the Global Security or Global Securities representing Securities of such series in exchange for such Global Security or Global Securities.

       In the event that (i) the Company at any time and in its sole discretion determines that the Securities of any series issued in the form of one or more Global Securities shall no longer be represented by such Global Security or Global Securities or (ii) there shall have occurred and be continuing an Event of Default or an event which, with the giving of notice or lapse of time or both, would constitute an Event of Default with respect to the Securities of any series, the Company will execute, and the Trustee, upon Company Request, will authenticate and deliver, Securities of such series in definitive form and in an aggregate principal amount equal to the principal amount of the Global Security or Global Securities representing such series in exchange for such Global Security or Global Securities.

       Upon the occurrence in respect of any Global Security of any series of any one or more of the conditions specified in the preceding two paragraphs or such other conditions as may be specified as contemplated by Section 3.1 for such series, such Global Security may be exchanged for Securities registered in the names of, and the transfer of such Global Security may be registered to, such Persons (including Persons other than the Depositary with respect to such series and its nominees) as such Depositary shall direct. Notwithstanding any other provision of this Indenture, any Security authenticated and delivered upon registration of transfer of, or in exchange for, or in lieu of, any Global Security shall also be a Global Security and shall bear the legend specified in section 2.2 except for any Security authenticated and delivered in exchange for, or upon registration of transfer of, a Global Security pursuant to the preceding sentence.

       Section 3.6     Mutilated, Destroyed, Lost and
                       Stolen Securities.

       If any mutilated Security is surrendered to the Trustee, the Company shall execute and the Trustee shall authenticate and deliver in exchange therefor a new Security of the same series and of like tenor and principal amount and bearing a number not contemporaneously outstanding.

       If there shall be delivered to the Company and the Trustee (i) evidence to their satisfaction of the destruction, loss or theft of any Security and
(ii) such security or indemnity as may be required by them to save each of them and any agent of either of them harmless, then, in the absence of notice to the Company or the Trustee that such Security has been acquired by a bona fide purchaser, the Company shall execute and the Trustee shall authenticate and deliver, in lieu of any such destroyed, lost or stolen Security, a new Security of the same series and of like tenor and principal amount and bearing a number not contemporaneously outstanding.

       In case any such mutilated, destroyed, lost or stolen Security has become or is about to become due and payable, the Company in its discretion may, instead of issuing a new Security, pay such Security.

       Upon the issuance of any new Security under this Section, the Company may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Trustee) connected therewith.

       Every new Security of any series issued pursuant to this Section in lieu of any destroyed, lost or stolen Security shall constitute an original additional contractual obligation of the

Company, whether or not the destroyed, lost or stolen Security shall be at any time enforceable by anyone, and shall be entitled to all the benefits of this Indenture equally and proportionately with any and all other Securities of that series duly issued hereunder.

       The provisions of this Section are exclusive and shall preclude (to the extent lawful) all other rights and remedies with respect to the replacement or payment of mutilated, destroyed, lost or stolen Securities.

       Section 3.7     Payment of Interest;
                       Interest Rights Preserved.

       Except as otherwise provided as contemplated by Section 3.1 with respect to any series of Securities, interest on any Security which is payable, and is punctually paid or duly provided for, on any Interest Payment Date shall be paid to the Person in whose name that Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest.

       Any interest on any Security of any series which is payable, but is not punctually paid or duly provided for, on any Interest Payment Date (herein called "Defaulted Interest") shall forthwith cease to be payable to the Holder on the relevant Regular Record Date by virtue of having been such Holder, and such Defaulted Interest may be paid by the Company, at its election in each case, as provided in Clause (1) or (2) below:

             (1) The Company may elect to make payment of any Defaulted Interest to the Persons in whose names the Securities of such series (or their respective Predecessor Securities) are registered at the close of business on a Special Record Date for the payment of such Defaulted Interest, which shall be fixed in the following manner. The Company shall notify the Trustee in writing of the amount of Defaulted Interest proposed to be paid on each Security of such series and the date of the proposed payment, and at the same time the Company shall deposit with the Trustee an amount of money equal to the aggregate amount proposed to be paid in respect of such Defaulted Interest or shall make arrangements satisfactory to the Trustee for such deposit prior to the date of the proposed payment, such money when deposited to be held in trust for the benefit of the Persons entitled to such Defaulted Interest as in this Clause provided. Thereupon the Trustee shall fix a Special Record Date for the payment of such Defaulted Interest which shall be not more than 15 days and not less than 10 days prior to the date of the proposed payment and not less than 10 days after the receipt by the Trustee of the notice of the proposed payment. The Trustee shall promptly notify the

       Company of such Special Record Date and, in the name and at the expense of the Company, shall cause notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor to be mailed, first-class postage prepaid, to each Holder of Securities of such series at his address as it appears in the Security Register, not less than 10 days prior to such Special Record Date. Notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor having been so mailed, such Defaulted Interest shall be paid to the Persons in whose names the Securities of such series (or their respective Predecessor Securities) are registered at the close of business on such Special Record Date and shall no longer be payable pursuant to the following Clause (2).

             (2) The Company may make payment of any Defaulted Interest on the Securities of any series in any other lawful manner not inconsistent with the requirements of any securities exchange on which such Securities may be listed, and upon such notice as may be required by such exchange, if, after notice given by the Company to the Trustee of the proposed payment pursuant to this clause, such manner of payment shall be deemed practicable by the Trustee.

       Subject to the foregoing provisions of this Section, each Security delivered under this Indenture upon registration of transfer of or in exchange for or in lieu of any other Security shall carry the rights to interest accrued and unpaid, and to accrue, which were carried by such other Security.

       Section 3.8     Persons Deemed Owners.

       Prior to due presentment of a Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name such Security is registered as the owner of such Security for the purpose of receiving payment of principal of and any premium and (subject to Section 3.7) any interest on such Security and for all other purposes whatsoever, whether or not such Security be overdue, and neither the Company, the Trustee nor any agent of the Company or the Trustee shall be affected by notice to the contrary.

       No holder of any beneficial interest in any Global Security registered in the name of a Depositary or a nominee thereof shall have any rights under this Indenture with respect to such Global Security, and such Depositary or nominee, as the case may be, may be treated by the Company, the Trustee and any agent of the Company or the Trustee as the owner of such Global Security for all purposes whatsoever. Notwithstanding the foregoing, nothing herein shall prevent the Company, the Trustee or any agent of the Company or the Trustee from giving effect to any written certification, proxy or other authorization furnished by a Depositary or a nominee thereof pursuant hereto. Further, none of the Company, the Trustee, any Paying Agent or any other agent of the Company or the Trustee will have any responsibility or liability for any aspect of the records relating to or payments made on account of beneficial ownership interests in any such Global Security or for maintaining, supervising or reviewing any records relating to such beneficial ownership interests.

       Section 3.9     Cancellation.

       All Securities surrendered for payment, conversion, redemption, registration of transfer or exchange or for credit against any sinking fund payment shall, if surrendered to any Person other than the Trustee, be delivered to the Trustee and shall be promptly cancelled by it. The Company may at any time deliver to the Trustee for cancellation any Securities previously authenticated and delivered hereunder which the Company may have acquired in any manner whatsoever, and may deliver to the Trustee (or to any other Person for delivery to the Trustee) for cancellation any Securities previously authenticated hereunder which the Company has not issued and sold, and all Securities so delivered shall be promptly cancelled by the Trustee. No Securities shall be authenticated in lieu of or in exchange for any Securities cancelled as provided in this Section, except as expressly permitted by this Indenture. All cancelled Securities held by the Trustee shall be promptly disposed of by the Trustee in accordance with its ordinary procedures.

       Section 3.10    Computation of Interest.

       Except as otherwise specified as contemplated by Section 3.1 for Securities of any series, interest on the Securities of each series shall be computed on the basis of a 360-day year of twelve 30-day months.

       Section 3.11    CUSIP Numbers.

       The Company in issuing the Securities may use "CUSIP" numbers (if then generally in use), and, if so, the Trustee shall use "CUSIP" numbers in notices of redemption as a convenience to Holders; provided that any such notice may state that no representation is made as to the correctness of such numbers either as printed on the Securities or as contained in any notice of a redemption and that reliance may be placed only on the other identification numbers printed on the Securities, and any such redemption shall not be affected by any defect in or omission of such numbers.

                                   ARTICLE IV

                           Satisfaction and Discharge

       Section 4.1     Satisfaction and Discharge of Indenture.

       This Indenture shall upon Company Request cease to be of further effect (except as to any surviving rights of registration of transfer or exchange of Securities herein expressly provided for), and the Trustee, at the expense of the Company, shall execute proper instruments acknowledging satisfaction and discharge of this Indenture, when

       (1)   either:

             (A) all Securities theretofore authenticated and delivered (other than (i) Securities which have been destroyed, lost or stolen and which have been replaced or paid as provided in Section 3.6 and (ii) Securities for whose payment money has theretofore been deposited in trust or segregated and held in trust by the Company and thereafter repaid to the Company or discharged from such trust, as provided in
       Section 10.3) have been delivered to the Trustee for cancellation; or

             (B) all such Securities not theretofore delivered to the Trustee for cancellation

                  (i)   have become due and payable, or

                 (ii) will become due and payable at their Stated Maturity within one year, or

                (iii) are to be called for redemption within one year under arrangements satisfactory to the Trustee for the giving of notice of redemption by the Trustee in the name, and at the expense, of the Company, and the Company, in the case of (i), (ii) or (iii) above, has deposited or caused to be deposited with the Trustee as trust funds in trust for the purpose an amount sufficient to pay and discharge the entire indebtedness on such Securities not theretofore delivered to the Trustee for cancellation (other than Securities which have been destroyed, lost or stolen and which have been replaced or paid as provided in Section 3.6), for principal and any premium and interest to the date of such deposit (in the case of Securities which have become due and payable) or to the Stated Maturity or Redemption Date, as the case may be;

             (2) the Company has paid or caused to be paid all other sums payable hereunder by the Company; and

             (3) the Company has delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that all conditions precedent herein provided for relating to the satisfaction and discharge of this Indenture have been complied with.

       Notwithstanding the satisfaction and discharge of this Indenture, the obligations of the Company to the Trustee under Section 6.7, the obligations (if any) of the Trustee to any Authenticating Agent under Section 6.14 and, if money shall have been deposited with the Trustee pursuant to subclause (B) of Clause (1) of this Section, the obligations of the Trustee under Section 4.2 and the last paragraph of Section 10.3 shall survive.

       In the event there are Securities of two or more series hereunder, the Trustee shall be required to execute an instrument acknowledging satisfaction and discharge of this Indenture only if requested to do so with respect to Securities of all series as to which it is Trustee and if the other conditions thereto are met. In the event there are two or more Trustees hereunder, then the effectiveness of any such instrument shall be conditioned upon receipt of such instruments from all Trustees hereunder.

       Section 4.2     Application of Trust Money.

       Subject to the provisions of the last paragraph of Section 10.3, all money deposited with the Trustee pursuant to Section 4.1 shall be held in trust and applied by it, in accordance with the provisions of the Securities and this Indenture, to the payment, either directly or through any Paying Agent (including the Company acting as its own Paying Agent) as the Trustee may determine, to the Persons entitled thereto, of the principal and any premium and interest for whose payment such money has been deposited with the Trustee.


                                   ARTICLE V

                                    Remedies

       Section 5.1     Events of Default.

       "Event of Default", wherever used herein with respect to Securities of any series, means any one of the following events (whatever the reason for such Event of Default, whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body):

             (1)    default in the payment of any interest upon any

       Security of that series when it becomes due and payable, and continuance of such default for a period of 30 days; or

             (2) default in the payment of all or any part of the principal of (or premium, if any, on) the Securities of that series at its Maturity; or

             (3) default in the deposit of any sinking fund or analogous payment, when and as due by the terms of the Securities of that series; or

             (4) default in the performance or breach of any covenant or warranty of the Company in this Indenture (other than a covenant or warranty which has expressly been included in this Indenture solely for the benefit of a series of Securities other than that series), and continuance of such default or breach for a period of 90 days after there has been given, by registered or certified mail, to the Company by the Trustee or to the Company and the Trustee by the Holders of at least 25% in principal amount of the Outstanding Securities of that series a written notice specifying such default or breach and requiring it to be remedied and stating that such notice is a "Notice of Default" hereunder; or

             (5) the entry by a court or a governmental authority having jurisdiction in the premises of (A) a decree or order for relief in respect of the Company in an involuntary case or proceeding under any applicable federal or state bankruptcy, insolvency, reorganization or other similar law or (B) a decree or order adjudging the Company a bankrupt or insolvent, or approving as properly filed a petition seeking reorganization, arrangement, adjustment or composition of or in respect of the Company, under any applicable federal or state law, or appointing a custodian, receiver, liquidator, assignee, trustee, sequestrator or other similar official of the Company or substantially all of its assets, or ordering the winding up or liquidation of the affairs of the Company, and the continuance of any such decree or order for relief or any such other decree or order unstayed and in effect for a period of 60 consecutive days; or

             (6) the commencement by the Company of a voluntary case or proceeding under any applicable federal or state bankruptcy, insolvency, reorganization or other similar law or of any other case or proceeding to be adjudicated a bankrupt or insolvent, or the consent by it to the entry of a decree or order for relief in respect of the Company in an involuntary case or proceeding under any applicable federal or state bankruptcy, insolvency, reorganization or other similar law or to the commencement of any bankruptcy or insolvency case or proceeding against it, or the filing by it of a petition or answer or consent seeking reorganization or relief under any applicable federal or state bankruptcy, insolvency, reorganization or other similar law, or the consent by it to the filing of such petition or to the appointment of or taking possession by a custodian, receiver, liquidator, assignee, trustee, sequestrator or other similar official of the Company or substantially all of its assets, or to an order for the winding up or liquidation of the affairs of the Company; or

             (7) any other Event of Default as provided in Section 3.1 with respect to Securities of that series.

       Section 5.2     Acceleration of Maturity;
                       Rescission and Annulment.

       If an Event of Default specified in Sections 5.1(1), (2) or (3), shall have occurred and be continuing with respect to the Securities of any series at the time Outstanding, then and in each every such case, unless the principal of all of the Securities of such series shall have already become due and payable, either the Trustee or the Holders of not less than 25% in aggregate principal amount of the Securities of such series then Outstanding, by notice in writing to the Company (and to the Trustee if given by such Holders), may declare the entire principal of all the Securities of such series then Outstanding and the interest accrued thereon to become due and payable immediately, and upon any such declaration the same shall become immediately due and payable.

       If an Event of Default specified in Sections 5.1(4) or 5.1(7) (if the Event of Default under either clause is with respect to less than all series of the Securities then Outstanding) shall have occurred and be continuing with respect to the Securities of one or more series, then, and in each and every such case, unless the principal of all of the Securities of such series shall have already become due and payable, either the Trustee or the Holders of not less than 25% in aggregate principal amount of the Securities of all series effected thereby then Outstanding (voting as one class), by notice in writing to the Company (and to the Trustee if given by such Holders), may declare the entire principal of all the Securities of all such effected series then Outstanding and the interest accrued thereon to be due and payable immediately, and upon any such declaration the same shall become immediately due and payable.

       If an Event of Default described in Sections 5.1(4) or 5.1(7) (if the Event of Default under either Section is with respect to all series of Securities then Outstanding) shall have occurred and be continuing, then, in each and every such case, unless the principal of all the Securities of all series shall have already become due and payable, either the Trustee or the Holders of not less than 25% in aggregate principal amount of all the Securities then Outstanding (voting as one class), by notice in writing to the Company (and to the Trustee if given by such Holders), may declare the entire principal of all the Securities then Outstanding and interest accrued thereon, if any, to be due and payable immediately, and upon any such declaration the same shall become immediately due and payable.

       If an Event of Default specified in Sections 5.1(5) or 5.1(6) with respect to Securities of any series then Outstanding shall have occurred and be continuing, then, in each and every such case, the principal amount and interest, if any, on all of the Securities of all series then Outstanding shall become immediately due and payable without any declaration or other act on the part of the Trustee or any Holders.

       At any time after such a declaration of acceleration with respect to Securities of one or more series has been made and before a judgment or decree for payment of the money due has been obtained by the Trustee as hereinafter in this Article provided, the Holders of a majority in principal amount of the Outstanding Securities of all series affected thereby (voting as one class, except in the case of Events of Default described in subsections (1), (2) and
(3) of Section 5.1, as to which each series so affected will vote as a separate class), by written notice to the Company and the Trustee may waive all defaults with respect to all series affected thereby, and may rescind and annul such declaration and its consequences if:

       (1) the Company has paid or deposited with the Trustee a sum sufficient to pay (A) all overdue interest on all Securities of all series affected thereby, (B) the principal of (and premium, if any, on) any Securities of all series affected thereby which have become due otherwise than by such declaration of acceleration and any interest thereon at the rate or rates prescribed therefor in such Securities, (C) to the extent that payment of such interest is lawful, interest upon overdue interest at the rate or rates prescribed therefor in such Securities, and (D) all sums paid or advanced by the Trustee hereunder and the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel;

       and

       (2) all Events of Default with respect to Securities of all series affected thereby other than the non-payment of the principal of Securities of the series affected thereby which has become due solely by such declaration of acceleration, have been cured or waived as provided in Section 5.13.

       No such rescission shall affect any subsequent default or impair any right consequent thereon.

       For all purposes under this Indenture, if a portion of the principal of any Original Issue Discount Securities shall have been accelerated and declared due and payable pursuant to the provisions hereof, then, from and after such declaration, unless such declaration has been rescinded and annulled as provided above, the principal amount of such Original Issue Discount Securities shall be deemed, for all purposes hereunder, to be such portion of the principal thereof as shall be due and payable as a result of such acceleration, and the payment of such portion of the principal thereof as shall be due and payable as a result of such acceleration, together with interest, if any, thereon and all other amounts owing thereunder, shall constitute payment in full of such Original Issue Discount Securities.

       Section 5.3     Collection of Indebtedness and
                       Suits for Enforcement by Trustee.

       The Company covenants that if

       (1) default is made in the payment of any interest on any Security when such interest becomes due and payable and such default continues for a period of 30 days, or

       (2) default is made in the payment of the principal of (or premium, if any, on) any Security at the Maturity thereof, or

       (3) default is made in the making or satisfaction of any sinking fund or analogous obligation when the same becomes due pursuant to the terms of any Security,

the Company will, upon demand of the Trustee, pay to it, for the benefit of the Holders of such Securities, the whole amount then due and payable on such Securities for principal and any premium and interest and, to the extent that payment of such interest shall be legally enforceable, interest on any overdue principal and premium and on any overdue interest, at the rate or rates prescribed therefor in such Securities, and, in addition thereto, such further amount as shall be sufficient to cover the costs and expenses of collection, including the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel.

       If the Company fails to pay such amounts forthwith upon such demand, the Trustee, in its own name and as trustee of an express trust, may institute a judicial proceeding for the collection of the sums so due and unpaid, may prosecute such proceeding to judgment or final decree and may enforce the same against the Company or any other obligor upon such Securities and collect the moneys adjudged or decreed to be payable in the manner provided by law out of the property of the Company or any other obligor upon such Securities, wherever situated.

       If an Event of Default with respect to Securities of any series occurs and is continuing, the Trustee may in its discretion proceed to protect and enforce its rights and the rights of the Holders of Securities of such series by such appropriate judicial proceedings as the Trustee shall deem most effectual to protect and enforce any such rights, whether for the specific enforcement of any covenant or agreement in this Indenture or in aid of the exercise of any power granted herein, or to enforce any other proper remedy.

       Section 5.4     Trustee May File Proofs of Claim.

       In case of any judicial proceeding relative to the Company (or any other obligor upon the Securities), its property or its creditors, the Trustee shall be entitled and empowered, by intervention in such proceeding or otherwise, to take any and all actions authorized under the Trust Indenture Act in order to have claims of the Holders and the Trustee allowed in any such proceeding. In particular, the Trustee shall be authorized to collect and receive any moneys or other property payable or deliverable on any such claims and to distribute the same; and any custodian, receiver, assignee, trustee, liquidator, sequestrator or other similar official in any such judicial proceeding is hereby authorized by each Holder to make such payments to the Trustee and, in the event that the Trustee shall consent to the making of such payments directly to the Holders, to pay to the Trustee any amount due it for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, and any other amounts due the Trustee under Section 6.7.

       No provision of this Indenture shall be deemed to authorize the Trustee to authorize or consent to or accept or adopt on behalf of any Holder any plan of reorganization, arrangement, adjustment or composition affecting the Securities or the rights of any Holder thereof or to authorize the Trustee to vote in respect of the claim of any Holder in any such proceeding; provided, however, the Trustee may vote on behalf of the Holders for the election of a trustee in bankruptcy or similar official and may be a member of a creditors, or other similar committee.

       Section 5.5     Trustee May Enforce Claims Without
                       Possession of Securities.

       All rights of action and claims under this Indenture or the Securities may be prosecuted and enforced by the Trustee without the possession of any of the Securities or the production thereof in any proceeding relating thereto, and any such proceeding instituted by the Trustee shall be brought in its own name as trustee of an express trust, and any recovery of judgment shall, after provision for the payment of the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, be for the ratable benefit of the Holders of the Securities in respect of which such judgment has been recovered.

       Section 5.6     Application of Money Collected.

       Any money collected by the Trustee pursuant to this Article shall be applied in the following order, at the date or dates fixed by the Trustee and, in case of the distribution of such money on account of principal or any premium or interest, upon presentation of the Securities and the notation thereon of the payment if only partially paid and upon surrender thereof if fully paid:

             FIRST: To the payment of all amounts due the Trustee under Section 6.7; and

             SECOND: To the payment of the amounts then due and unpaid for principal of and any premium and interest on the Securities in respect of which or for the benefit of which such money has been collected, ratably, without preference or priority of any kind, according to the amounts due and payable on such Securities for principal and any premium and interest, respectively.

       Section 5.7     Limitation on Suits.

       No Holder of any Security of any series shall have any right to institute any proceeding, judicial or otherwise, with respect to this Indenture, or for the appointment of a receiver or trustee, or for any other remedy hereunder, unless:

             (1) such Holder has previously given written notice to the Trustee of a continuing Event of Default with respect to the Securities of that series;

             (2) the Holders of not less than 25% in principal amount of the Outstanding Securities of that series shall have made written request to the Trustee to institute proceedings in respect of such Event of Default in its own name as Trustee hereunder;

             (3) such Holder or Holders have offered to the Trustee reasonable indemnity against the costs, expenses and liabilities to be incurred in compliance with such request;

             (4) the Trustee for 60 days after its receipt of such notice, request and offer of indemnity has failed to institute any such proceeding; and

             (5) no direction inconsistent with such written request has been given to the Trustee during such 60-day period by the Holders of a majority in principal amount of the outstanding Securities of that series;

it being understood and intended that no one or more of such Holders shall have any right in any manner whatever by virtue of, or by availing of, any provision of this Indenture to affect, disturb or prejudice the rights of any other of such Holders, or to obtain or to seek to obtain priority or preference over any other of such Holders or to enforce any right under this Indenture, except in the manner herein provided and for the equal and ratable benefit of all of such Holders.

       Section 5.8     Unconditional Right of Holders to
                       Receive Principal, Premium and
                       Interest.

       Notwithstanding any other provision in this Indenture, the Holder of any Security shall have the right, which is absolute and unconditional, to receive payment of the principal of and any premium and (subject to Section 3.7) any interest on such Security on the Stated Maturity or Maturities expressed in such Security (or, in the case of redemption, on the Redemption Date), and to institute suit for the enforcement of any such payment and such rights shall not be impaired without the consent of such Holder.

       Section 5.9     Restoration of Rights and Remedies.

       If the Trustee or any Holder has instituted any proceeding to enforce any right or remedy under this Indenture and such proceeding has been discontinued or abandoned for any reason, or has been determined adversely to the Trustee or to such Holder, then and in every such case, subject to any determination in such proceeding, the Company, the Trustee and the Holders shall be restored severally and respectively to their former positions hereunder and thereafter all rights and remedies of the Trustee and the Holders shall continue as though no such proceeding had been instituted.

       Section 5.10    Rights and Remedies Cumulative.

       Except as otherwise provided with respect to the replacement or payment of mutilated, destroyed, lost or stolen Securities in the last paragraph of
Section 3.6, no right or remedy herein conferred upon or reserved to the Trustee or to the Holders is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.

       Section 5.11    Delay or Omission Not Waiver.

       No delay or omission of the Trustee or of any Holder of any Securities to exercise any right or remedy accruing upon any Event of Default shall impair any such right or remedy or constitute a waiver of any such Event of Default or an acquiescence therein. Every right and remedy given by this Article or by law to the Trustee or to the Holders may be exercised from time to time, and as often as may be deemed expedient, by the Trustee or by the Holders, as the case may be.

       Section 5.12    Control by Holders.

       The Holders of a majority in principal amount of the Outstanding Securities of any series shall have the right to direct the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred on the Trustee, with respect to the Securities of such series, provided that

             (1) such direction shall not be in conflict with any rule of law or with this Indenture,

             (2) the Trustee may take any other action deemed proper by the Trustee which is not inconsistent with such direction, and

             (3) subject to the provisions of Section 6.1, the Trustee shall have the right to decline to follow any such direction if the Trustee in good faith shall, by a Responsible Officer or Officers of the Trustee, determine that the proceeding so directed would involve the Trustee in personal liability.

       Section 5.13    Waiver of Past Defaults.

       The Holders of not less than a majority in principal amount of the Outstanding Securities of any series may on behalf of the Holders of all the Securities of such series waive any past default hereunder with respect to such series and its consequences, except a default (1) in the payment of the principal of or any premium or interest on any Security of such series, or (2) in respect of a covenant or provision hereof which under Article IX cannot be modified or amended without the consent of the Holder of each Outstanding Security of such series affected.

       Upon any such waiver, such default shall cease to exist, and any Event of Default arising therefrom shall be deemed to have been cured, for every purpose of this Indenture; but no such waiver shall extend to any subsequent or other default or impair any right consequent thereon.

       Section 5.14    Undertaking for Costs.

       All parties to this Indenture agree, and each Holder of any Securities by his acceptance thereof shall be deemed to have agreed, that any court may in its discretion require, in any suit for the enforcement of any right or remedy under this Indenture, or in any suit against the Trustee for any action taken, suffered or omitted by it as Trustee, the filing by any party litigant in such suit of an undertaking to pay the costs of such suit, and that such court may in its discretion assess reasonable costs, including reasonable attorneys, fees and expenses, against any party litigant in such suit, having due regard to the merits and good faith of the claims or defenses made by such party litigant; but the provisions of this Section 5.14 shall not apply to any suit instituted by the Company, to any suit instituted by the Trustee, to any suit instituted by any Holder, or group of Holders, holding in the aggregate more than 10% in principal amount of the outstanding Securities of any series, or to any suit instituted by any Holder for the enforcement of the payment of the principal of (or premium, if any) or interest on any Securities on or after the Stated Maturity or Maturities expressed in such Securities (or, in the case of redemption, on or after the Redemption Date).


                                   ARTICLE VI

                                  The Trustee

       Section 6.1     Certain Duties and Responsibilities.

       The duties and responsibilities of the Trustee shall be as provided by the Trust Indenture Act. Notwithstanding the foregoing, no provision of this Indenture shall require the Trustee to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers, if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it. Whether or not therein expressly so provided, every provision of this Indenture relating to the conduct or affecting the liability of or affording protection to the Trustee shall be subject to the provisions of this Section.

       Section 6.2     Notice of Defaults.

       If a default occurs hereunder with respect to Securities of any series, the Trustee shall give the Holders of Securities of such series notice of such default known to it as and to the extent provided by the Trust Indenture Act; provided, however, that in the case of any default of the character specified in Section 5.1(4) with respect to Securities of such series, no such notice to Holders shall be given until at least 30 days after the occurrence thereof; and, provided, further, that except in the case of default in the payment of the principal of or the interest on any of the Securities of such series, or in the payment of any sinking fund installment or analogous payment on such series, the Trustee shall be protected in withholding such notice if and so long as the board of directors or trustees and/or Responsible Officers of the Trustee in good faith determines that the withholding of such notice is in the interests of the Securityholders of such series. For the purpose of this Section, the term "default" means any event which is, or after notice or lapse of time or both would become, an Event of Default with respect to Securities of such series.

       Section 6.3     Certain Rights of Trustee.

       Subject to the provisions of Section 6.1:

       (a) the Trustee may rely and shall be protected in acting or refraining from acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

       (b) any request or direction of the Company mentioned herein shall be sufficiently evidenced by a Company Request or Company Order and any resolution of the Board of Directors may be sufficiently evidenced by a Board Resolution;

       (c) whenever in the administration of this Indenture the Trustee shall deem it desirable that a matter be proved or established prior to taking, suffering or omitting any action hereunder, the Trustee (unless other evidence be herein specifically prescribed) may, in the absence of bad faith on its part, rely upon an Officers' Certificate;

       (d) the Trustee may consult with counsel of its selection and the advice of such counsel or any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in reliance thereon;

       (e) the Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Indenture at the request or direction of any of the Holders pursuant to this Indenture, unless such Holders shall have offered to the Trustee reasonable security or indemnity against the costs, expenses and liabilities which might be incurred by it in compliance with such request or direction;

       (f) the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document, but the Trustee, in its discretion, may make such further inquiry or investigation into such facts or matters as it may see fit, and, if the Trustee shall determine to make such further inquiry or investigation, it shall be entitled to examine the books, records and premises of the Company, personally or by agent or attorney;

       (g) the Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys and the Trustee shall not be responsible for any misconduct or negligence on the part of any agent or attorney appointed with due care by it hereunder; and

       (h) the Trustee shall not be liable for any action taken, suffered or omitted to be taken by it in good faith and reasonably believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Indenture.

       Section 6.4     Not Responsible for Recitals or
                       Issuance of Securities.

       The recitals contained herein and in the Securities, except the Trustee's certificates of authentication, shall be taken as the statements of the Company, and the Trustee or any Authenticating Agent assumes no responsibility for their correctness. The Trustee makes no representations as to the validity or sufficiency of this Indenture or of the Securities. The Trustee or any Authenticating Agent shall not be accountable for the use or application by the Company of Securities or the proceeds thereof.

       Section 6.5     May Hold Securities.

       The Trustee, any Authenticating Agent, any Paying Agent, any Security Registrar or any other agent of the Company, in its individual or any other capacity, may become the owner or pledgee of Securities and, subject to Sections 6.8 and 6.13, may otherwise deal with the Company with the same rights it would have if it were not Trustee, Authenticating Agent, Paying Agent, Security Registrar or such other agent.

       Section 6.6     Money Held in Trust.

       Money held by the Trustee in trust hereunder need not be segregated from other funds except to the extent required by law. The Trustee shall be under no liability for interest on any money received by it hereunder except as otherwise agreed in writing with the Company.

       Section 6.7     Compensation and Reimbursement.

       The Company agrees:

       (1) to pay to the Trustee from time to time such compensation as shall be agreed in writing between the Company and the Trustee for all services rendered by it hereunder (which compensation shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust);

       (2) except as otherwise expressly provided herein, to reimburse the Trustee upon its request for all reasonable expenses, disbursements and advances incurred or made by the Trustee in accordance with any provision of this Indenture (including the reasonable compensation and the expenses and disbursements of its agents and counsel), except any such expense, disbursement or advance as may be attributable to its negligence or bad faith;

       (3) to indemnify each of the Trustee and any predecessor Trustee for, and to hold it harmless against, any and all loss, damage, claim, liability or expense incurred without negligence or bad faith on its part, arising out of or in connection with the acceptance or administration of the trust or trusts hereunder, including the reasonable costs and expenses of defending itself against any claim or liability in connection with the exercise or performance of any of its powers or duties hereunder;

       (4) to secure the Company's obligations under this Section, the Trustee shall have a lien prior to the Securities upon all money or property held or collected by the Trustee in its capacity as Trustee, except for such money and property which is held in trust to pay principal (and premium, if any) or interest on particular Securities;

       (5) when the Trustee incurs any expenses or renders any services after the occurrence of an Event of Default specified in Section 5.1(5) or (6), such expenses and the compensation for such services are intended to constitute expenses of administration under the United States Bankruptcy Code (Title 11 of the United States Code) or any similar Federal or State law for the relief of debtors; and

       (6) the provisions of this Section 6.7 shall survive the termination of this Indenture.

       Section 6.8     Disqualification; Conflicting Interests.

       If the Trustee has or shall acquire a conflicting interest within the meaning of the Trust Indenture Act, the Trustee shall either eliminate such interest or resign, to the extent and in the manner provided by, and subject to the provisions of, the Trust Indenture Act and this Indenture. To the extent permitted by the Trust Indenture Act, the Trustee shall not be deemed to have a conflicting interest by virtue of being a trustee under this Indenture with respect to Securities of more than one series.

       Section 6.9     Corporate Trustee Required; Eligibility.

       There shall at all times be a Trustee hereunder which shall be a Person that is eligible pursuant to the Trust Indenture Act to act as such and has a combined capital and surplus of at least $50,000,000. If such Person publishes reports of condition at least annually, pursuant to law or to the requirements of its supervising or examining authority, then for the purposes of this Section (and to the extent permitted by the Trust Indenture Act), the combined capital and surplus of such Person shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time the Trustee shall cease to be eligible in accordance with the provisions of this Section, it shall resign immediately in the manner and with the effect hereinafter specified in this Article.

       Section 6.10     Resignation and Removal;
                        Appointment of Successor.

       (a) No resignation or removal of the Trustee and no appointment of a successor Trustee pursuant to this Article shall become effective until the acceptance of appointment by the successor Trustee in accordance with the applicable requirements of Section 6.11.

       (b) The Trustee may resign at any time with respect to the Securities of one or more series by giving written notice thereof to the Company.

       (c) The Trustee may be removed at any time with respect to the Securities of any series by Act of the Holders of a majority in principal amount of the Outstanding Securities of such series, delivered to the Trustee and to the Company.

       (d)   If at any time:

             (1) the Trustee shall fail to comply with Section 6.8 after written request therefor by the Company or by any Holder who has been a bona fide Holder of a Security for at least six months, or

             (2) the Trustee shall cease to be eligible under Section 6.9 and shall fail to resign after written request therefor by the Company or by any such Holder, or

             (3) the Trustee shall become incapable of acting or shall be adjudged a bankrupt or insolvent or a receiver of the Trustee or of its property shall be appointed or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then, in any such case, (i) the Company by a Board Resolution may remove the Trustee with respect to all Securities, or (ii) subject to Section 5.14, any Holder who has been a bona fide Holder of a Security for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the removal of the Trustee with respect to all Securities and the appointment of a successor Trustee or Trustees.

       (e)   If the instrument of acceptance by a successor Trustee required by
Section 6.11 shall not have been delivered to the Trustee within 30 days after the giving of such notice of resignation or removal, the Trustee resigning or being removed may petition any court of competent jurisdiction for the appointment of a successor Trustee with respect to the Securities of such series.

       (f) If the Trustee shall resign, be removed or become incapable of acting, or if a vacancy shall occur in the office of Trustee for any cause, with respect to the Securities of one or more series, the Company, by a Board Resolution, shall promptly appoint a successor Trustee or Trustees with respect to the Securities of that or those series (it being understood that any such successor Trustee may be appointed with respect to the Securities of one or more or all of such series and that at any time there shall be only one Trustee with respect to the Securities of any particular series) and shall comply with the applicable requirements of Section 6.11. If, within one year after such resignation, removal or incapability, or the occurrence of such vacancy, a successor Trustee with respect to the Securities of any series shall be appointed by Act of the Holders of a majority in principal amount of the Outstanding Securities of such series delivered to the Company and the retiring Trustee, the successor Trustee so appointed shall, forthwith upon its acceptance of such appointment in accordance with the applicable requirements of Section 6.11, become the successor Trustee with respect to the Securities of such series and to that extent supersede the successor Trustee appointed by the Company. If no successor Trustee with respect to the Securities of any series shall have been so appointed by the Company or the Holders and accepted appointment in the manner required by
Section 6.11, any Holder who has been a bona fide Holder of a Security of such series for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the appointment of a successor Trustee with respect to the Securities of such series.

       (g) The Company shall give notice of each resignation and each removal of the Trustee with respect to the Securities of any series and each appointment of a successor Trustee with respect to the Securities of any series to all Holders of Securities of such series in the manner provided in Section
1.6. Each notice shall include the name of the successor Trustee with respect to the Securities of such series and the address of its Corporate Trust Office.

       Section 6.11    Acceptance of Appointment by Successor.

       (a) In case of the appointment hereunder of a successor Trustee with respect to all Securities, every such successor Trustee so appointed shall execute, acknowledge and deliver to the Company and to the retiring Trustee an instrument accepting such appointment, and thereupon the resignation or removal of the retiring Trustee shall become effective and such successor Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Trustee; but, on the request of the Company or the successor Trustee, such retiring Trustee shall, upon payment of its charges, execute and deliver an instrument transferring to such successor Trustee all the rights, powers and trusts of the retiring Trustee and shall duly assign, transfer and deliver to such successor Trustee all property and money held by such retiring Trustee hereunder.

       (b) In case of the appointment hereunder of a successor Trustee with respect to the Securities of one or more (but not all) series, the Company, the retiring Trustee and each successor Trustee with respect to the Securities of one or more series shall execute and deliver an indenture supplemental hereto wherein each successor Trustee shall accept such appointment and which (1) shall contain such provisions as shall be necessary or desirable to transfer and confirm to, and to vest in, each successor Trustee all the rights, powers, trusts and duties of the retiring Trustee with respect to the Securities of that or those series to which the appointment of such successor Trustee relates, (2) if the retiring Trustee is not retiring with respect to all Securities, shall contain such provisions as shall be deemed necessary or desirable to confirm that all the rights, powers, trusts and duties of the retiring Trustee with respect to the Securities of that or those series as to which the retiring Trustee is not retiring shall continue to be vested in the retiring Trustee, and (3) shall add to or change any of the provisions of this Indenture as shall be necessary to provide for or facilitate the administration of the trusts hereunder by more than one Trustee, it being understood that nothing herein or in such supplemental indenture shall constitute such Trustees cotrustees of the same trust and that each such Trustee shall be trustee of a trust or trusts hereunder separate and apart from any trust or trusts hereunder administered by any other such Trustee; and upon the execution and delivery of such supplemental indenture the resignation or removal of the retiring Trustee shall become effective to the extent provided therein and each such successor Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Trustee with respect to the Securities of that or those series to which the appointment of such successor Trustee relates; but, on request of the Company or any successor Trustee, such retiring Trustee shall duly assign, transfer and deliver to such successor Trustee all property and money held by such retiring Trustee hereunder with respect to the Securities of that or those series to which the appointment of such successor Trustee relates.

    (c) Upon request of any such successor Trustee, the Company shall execute any and all instruments for more fully and certainly vesting in and confirming to such successor Trustee all such rights, powers and trusts referred to in paragraph (a) and (b) of this Section, as the case may be.

    (d) No successor Trustee shall accept its appointment unless at the time of such acceptance such successor Trustee shall be qualified and eligible under this Article.

    Section 6.12    Merger, Conversion, Consolidation
                    or Succession to Business.

    Any corporation into which the Trustee may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any corporation succeeding to all or substantially all the corporate trust business of the Trustee, shall be the successor of the

Trustee hereunder, provided such corporation shall be otherwise qualified and eligible under this Article, without the execution or filing of any paper or any further act on the part of any of the parties hereto. In case any Securities shall have been authenticated, but not delivered, by the Trustee then in office, any successor by merger, conversion or consolidation to such authenticating Trustee may adopt such authentication and deliver the Securities so authenticated with the same effect as if such successor Trustee had itself authenticated such Securities.

    Section 6.13    Preferential Collection of Claims
                    Against Company.

    If and when the Trustee shall be or become a creditor of the Company (or any other obligor upon the Securities), the Trustee shall be subject to the provisions of the Trust Indenture Act regarding the collection of claims against the Company (or any such other obligor).

    Section 6.14    Appointment of Authenticating Agent.

    The Trustee may appoint an Authenticating Agent or Agents (which may be an affiliate of the Company) with respect to one or more series of Securities which shall be authorized to act on behalf of the Trustee to authenticate Securities of such series issued upon original issue and upon exchange, registration of transfer or partial redemption or conversion thereof or pursuant to Section 3.6, and Securities so authenticated shall be entitled to the benefits of this Indenture and shall be valid and obligatory for all purposes as if authenticated by the Trustee hereunder. Wherever reference is made in this Indenture to the authentication and delivery of Securities by the Trustee or the Trustee's certificate of authentication, such reference shall be deemed to include authentication and delivery on behalf of the Trustee by an Authenticating Agent and a certificate of authentication executed on behalf of the Trustee by an Authenticating Agent. Each Authenticating Agent shall be acceptable to the Company and shall at all times be a corporation organized and doing business under the laws of the United States of America, any State thereof or the District of Columbia, authorized under such laws to act as Authenticating Agent, having a combined capital and surplus of not less than $50,000,000 and subject to supervision or examination by Federal or state authority. If such Authenticating Agent publishes reports of condition at least annually, pursuant to law or to the requirements of the supervising or examining authority, then for the purposes of this Section, the combined capital and surplus of such Authenticating Agent shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time an Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section, such Authenticating Agent shall resign immediately in the manner and with the effect specified in this Section.

    Any corporation into which an Authenticating Agent may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which such Authenticating Agent shall be a party, or any corporation succeeding to the corporate agency or corporate trust business of an Authenticating Agent, shall continue to be an Authenticating Agent, provided such corporation shall be otherwise eligible under this Section, without the execution or filing of any paper or any further act on the part of the Trustee or the Authenticating Agent.

    An Authenticating Agent may resign at any time by giving written notice thereof to the Trustee and to the Company. The Trustee may at any time terminate the agency of an Authenticating Agent by giving written notice thereof to such Authenticating Agent and to the Company. Upon receiving such a notice of resignation or upon such a termination, or in case at any time such Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section, the Trustee may appoint a successor Authenticating Agent which shall be acceptable to the Company and shall mail written notice of such appointment by first-class mail, postage prepaid, to all Holders of Securities of the series with respect to which such Authenticating Agent will serve, as their names and addresses appear in the Security Register. Any successor Authenticating Agent upon acceptance of its appointment hereunder shall become vested with all the rights, powers and duties of its predecessor hereunder, with like effect as if originally named as an Authenticating Agent. No successor Authenticating Agent shall be appointed unless eligible under the provisions of this Section.

    Unless the Authenticating Agent has been appointed by the Trustee at the request of the Company, the Trustee agrees to pay to each Authenticating Agent from time to time reasonable compensation for its services under this Section, and the Trustee shall be entitled to be reimbursed for such payments, subject to the provisions of Section 6.7.

    If an appointment with respect to one or more series is made pursuant to this Section, the Securities of such series may have endorsed thereon, in addition to the Trustee's certificate of authentication, an alternative certificate of authentication in the following form:

    This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.

                                       THE CHASE MANHATTAN BANK
                                       (NATIONAL ASSOCIATION), As Trustee

                                       By:
                                          -------------------------------
                                                As Authenticating Agent

                                       By:
                                          -------------------------------
                                               Authorized Representative


                                  ARTICLE VII

               Holder's Lists and Reports by Trustee and Company

    Section 7.1     Company to Furnish Trustee
                    Names and Addresses of
                    Holders.

    The Company will furnish or cause to be furnished to the Trustee:

    (a) semi-annually, not later than June 30 and December 31 in each year, a list for each series, in such form as the Trustee may reasonably require, of the names and addresses of the Holders of Securities of such series as of the preceding June 15 or December 15, as the case may be, and

    (b) at such other times as the Trustee may request in writing, within 30 days after the receipt by the Company of any such request, a list of similar form and content as of a date not more than 15 days prior to the time such list is furnished;

provided, that if and so long as the Trustee shall be the Security Registrar for such series, such lists shall not be required to be furnished.

    Section 7.2     Preservation of Information;
                    Communications to Holders.

    (a) The Trustee shall preserve, in as current a form as is reasonably practicable, the names and addresses of Holders contained in the most recent list furnished to the Trustee as provided in Section 7.1 and the names and addresses of Holders received by the Trustee in its capacity as Security Registrar. The Trustee may destroy any list furnished to it as provided in
Section 7.1 upon receipt of a new list so furnished.

    (b) The rights of Holders to communicate with other Holders with respect to their rights under this Indenture or under the Securities, and the corresponding rights and privileges of the Trustee, shall be as provided by the Trust Indenture Act.

    (c) Every Holder of Securities, by receiving and holding the same, agrees with the Company and the Trustee that neither the Company nor the Trustee nor any agent of either of them shall be held accountable by reason of any disclosure of information as to names and addresses of Holders made pursuant to the Trust Indenture Act.

    Section 7.3     Reports by Trustee.

    (a) The Trustee shall transmit to Holders such reports concerning the Trustee and its actions under this Indenture as may be required pursuant to the Trust Indenture Act at the times and in the manner provided pursuant thereto. To the extent that any such report is required by the Trust Indenture Act with respect to any 12-month period, such report shall cover the 12 month period ending January 15 and shall be transmitted (in accordance with the Trust Indenture Act) by the next succeeding March 15.

    (b) A copy of each such report shall, at the time of such transmission to Holders, be filed by the Trustee with each stock exchange upon which any Securities are listed, with the Commission and with the Company. The Company will promptly notify the Trustee when any Securities are listed on any stock exchange.

    Section 7.4     Reports by Company.

    The Company shall file with the Trustee and the Commission, and transmit to Holders, such information, documents and other reports, and such summaries thereof, as may be required pursuant to the Trust Indenture Act at the times and in the manner provided pursuant to such Act; provided that any such information, documents or reports required to be filed with the Commission pursuant to Section 13 or 15(d) of the Exchange Act shall be filed with the Trustee within 15 days after the same is so required to be filed with the Commission.


                                  ARTICLE VIII

              Consolidation, Merger, Conveyance, Transfer or Lease

    Section 8.1     Company May Consolidate, Etc.,
                    Only on Certain Terms.

    The Company shall not consolidate with or merge into any other Person or convey, transfer or lease its properties and assets substantially as an entirety to any Person, and the Company shall not permit any Person to consolidate with or merge into the Company or convey, transfer or lease its properties and assets substantially as an entirety to the Company, unless:

    (1) in case the Company shall consolidate with or merge into another Person or convey, transfer or lease its properties and assets substantially as an entirety to any Person, the Person formed by such consolidation or into which the Company is merged or the Person which acquires by conveyance or transfer, or which leases, the properties and assets of the Company substantially as an entirety shall be a corporation, shall be organized and validly existing under the laws of the United States of America, any state thereof or the District of Columbia and shall expressly assume, by an indenture supplemental hereto, executed and delivered to the Trustee, in form satisfactory to the Trustee, the due and punctual payment of the principal of and any premium and interest on all the Securities and the performance or observance of every covenant of this Indenture on the part of the Company to be performed or observed;

    (2) immediately after giving effect to such transaction and treating any indebtedness which becomes an obligation of the Company or a Subsidiary as a result of such transaction as having been incurred by the Company or such Subsidiary at the time of such transaction, no Event of Default, and no event which, after notice or lapse of time or both, would become an Event of Default, shall have happened and be continuing; and

    (3) the Company has delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that such consolidation, merger, conveyance, transfer or lease and, if a supplemental indenture is required in connection with such transaction, such supplemental indenture comply with this Article and that all conditions precedent herein provided for relating to such transaction have been complied with;

provided, however, the Company may, without the consent of the Holder or Holders of any series of Securities, convey or transfer its assets substantially as an entirety to any Person in connection with a transfer that is assisted or sponsored by a federal bank regulatory authority, and in such case the Company's obligations under the Indenture need not be assumed by the entity acquiring such assets.

    Section 8.2     Successor Substituted.

    Upon any consolidation of the Company with, or merger of the Company into, any other Person or any conveyance, transfer or lease of the properties and assets of the Company substantially as an entirety in accordance with Section 8.1, the successor Person formed by such consolidation or into which the Company is merged or to which such conveyance, transfer or lease is made shall succeed to, and be substituted for, and may exercise every right and power of, the Company under this Indenture with the same effect as if such successor Person had been named as the Company herein, and thereafter, except in the case of a lease, the predecessor Person shall be relieved of all obligations and covenants under this Indenture and the Securities.


                                   ARTICLE IX

                            Supplemental Indentures

    Section 9.1     Supplemental Indentures Without
                    Consent of Holders.


    Without the consent of any Holders, the Company, when authorized by a Board Resolution, and the Trustee, at any time and from time to time, may enter into one or more indentures supplemental hereto, in form satisfactory to the Trustee, for any of the following purposes:

    (1) to evidence the succession of another Person to the Company and the assumption by any such successor of the covenants of the Company herein and in the Securities; or

    (2) to add to the covenants of the Company for the benefit of the Holders of all or any series of Securities (and if such covenants are to be for the benefit of less than all series of Securities, stating that such covenants are expressly being included solely for the benefit of such series) or to surrender any right or power herein conferred upon the Company; or

    (3) to add any additional Events of Default for the benefit of the Holders of all or any series of Securities (and if such additional Events of Default are to be for the benefit of less than all series of Securities, stating that such additional Events of Default are expressly being included solely for the benefit of such series); or

    (4) to add to or change any of the provisions of this Indenture to such extent as shall be necessary to permit or facilitate the issuance of Securities in bearer form, registrable or not registrable as to principal, and with or without interest coupons, or to permit or facilitate the issuance of Securities in uncertificated form; or

    (5) to add to, change or eliminate any of the provisions of this Indenture in respect of one or more series of Securities, provided that any such addition, change or elimination (i) shall neither (A) apply to any Security of any series created prior to the execution of such supplemental indenture and entitled to the benefit of such provision nor (B) modify the rights of the Holder of any such Security with respect to such provision or (ii) shall become effective only when there is no such Security Outstanding; or

    (6)   to secure the Securities; or

    (7) to establish the form or terms of Securities of any series as permitted by Sections 2.1 and 3.1; or

    (8) to evidence and provide for the acceptance of appointment hereunder by a successor Trustee with respect to the Securities of one or more series and to add to or change any of the provisions of this Indenture as shall be necessary to provide for or facilitate the administration of the trusts hereunder by more than one Trustee, pursuant to the requirements of Section 6.11(b); or

    (9) to comply with any requirements of the Commission in connection with qualifying this Indenture under the Trust Indenture Act; or

    (10) to cure any ambiguity, to correct or supplement any provision herein which may be defective or inconsistent with any other provision herein, or to make any other provisions with respect to matters or questions arising under this Indenture, provided that such action pursuant to this clause (10) shall not adversely affect the interests of the Holders of Securities of any series in any material respect.

    Section 9.2     Supplemental Indentures With
                    Consent of Holders.

    With the consent of the Holders of not less than a majority in principal amount of the Outstanding Securities of each series affected by such supplemental indenture, by Act of said Holders delivered to the Company and the Trustee, the Company, when authorized by a Board Resolution, and the Trustee may enter into an indenture or indentures supplemental hereto for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Indenture or of modifying in any manner the rights of the Holders of Securities of such series under this Indenture; provided, however, that no such supplemental indenture entered into pursuant to this Section 9.2 shall, without the consent of the Holder of each Outstanding Security affected thereby,

    (1) change the Stated Maturity of the principal of, or any installment of principal of or interest on, any Security, or reduce the principal amount thereof or the rate of interest thereon or any premium payable upon the redemption thereof, or reduce the amount of the principal of an Original Issue Discount Security or any other Security that would be due and payable upon a declaration of acceleration of the Maturity thereof pursuant to Section 5.2, or adversely affect any right of repayment at the option of the Holder of any Security, or change any Place of Payment where any Security or any premium or interest thereon is payable, or impair the right to institute suit for the enforcement of any such payment on or after the Stated Maturity thereof (or, in the case of redemption, on or after the Redemption Date), or

    (2) reduce the percentage in principal amount of the Outstanding Securities of any series, the consent of whose Holders is required for any such supplemental indenture, or the consent of whose Holders is required for any waiver of compliance with the provisions of this Indenture or defaults hereunder and their consequences provided for in this Indenture, or

    (3) modify any of the provisions of this Section, Section 5.13 or Section 10.8, except to increase any such percentage or to provide that certain other provisions of this Indenture cannot be modified or waived without the consent of the Holder of each Outstanding Security affected thereby, provided, however, that this clause shall not be deemed to require the consent of any Holder with respect to changes in the references to "the Trustee" and concomitant changes in this Section, or the deletion of this proviso, in accordance with the requirements of Sections 6.11(b) and 9.1(8).

A supplemental indenture which changes or eliminates any covenant or other provision of this Indenture which has expressly been included solely for the benefit of one or more particular series of Securities, or which modifies the rights of the Holders of Securities of such series with respect to such covenant or other provision, shall be deemed not to affect the rights under this Indenture of the Holders of Securities of any other series.

    It shall not be necessary for any Act of Holders under this Section to approve the particular form of any proposed supplemental indenture, but it shall be sufficient if such Act shall approve the substance thereof.

    Section 9.3     Execution of Supplemental Indentures.

    In executing, or accepting the additional trusts created by, any supplemental indenture permitted by this Article or the modifications thereby of the trusts created by this Indenture, the Trustee shall be entitled to receive, and (subject to

Section 6.1) shall be fully protected in relying upon, an Opinion of Counsel stating that the execution of such supplemental indenture is authorized or permitted by this Indenture. The Trustee may, but shall not be obligated to, enter into any such supplemental indenture which affects the Trustee's own rights, duties or immunities under this Indenture or otherwise.

    Section 9.4     Effect of Supplemental Indentures.

    Upon the execution of any supplemental indenture under this Article, this Indenture shall be modified in accordance therewith, and such supplemental indenture shall form a part of this Indenture for all purposes; and every Holder of Securities theretofore or thereafter authenticated and delivered hereunder shall be bound thereby.

    Section 9.5     Conformity With Trust Indenture Act.

    Every supplemental indenture executed pursuant to this Article shall conform to the requirements of the Trust Indenture Act.

    Section 9.6     Reference in Securities to
                    Supplemental Indentures.

    Securities of any series authenticated and delivered after the execution of any supplemental indenture pursuant to this Article may, and shall if required by the Trustee, bear a notation in form approved by the Trustee as to any matter provided for in such supplemental indenture. If the Company shall so determine, new Securities of any series so modified as to conform, in the opinion of the Trustee and the Company, to any such supplemental indenture may be prepared and executed by the Company and authenticated and delivered by the Trustee in exchange for Outstanding Securities of such series.


                                   ARTICLE X

                                   Covenants

    Section 10.1    Payment of Principal, Premium and
                    Interest.

    The Company covenants and agrees for the benefit of each series of Securities that it will duly and punctually pay the principal of and any premium and interest on the Securities of that series in accordance with the terms of the Securities and this Indenture.

    Section 10.2    Maintenance of Office or Agency.

    The Company will maintain in each Place of Payment for any series of Securities an office or agency where Securities of that series may be presented or surrendered for payment, where Securities of that series may be surrendered for registration of transfer or exchange and where notices and demands to or upon the Company in respect of the Securities of that series and this Indenture may be served. The Company will give prompt written notice to the Trustee of the location, and any change in the location, of such office or agency. If at any time the Company shall fail to maintain any such required office or agency or shall fail to furnish the Trustee with the address thereof, such presentations, surrenders, notices and demands may be made or served at the Corporate Trust Office of the Trustee, and the Company hereby appoints the Trustee as its agent to receive all such presentations, surrenders, notices and demands.

    The Company may also from time to time designate one or more other offices or agencies where the Securities of one or more series may be presented or surrendered for any or all such purposes and may from time to time rescind such designations; provided, however, that no such designation or rescission shall in any manner relieve the Company of its obligation to maintain an office or agency in each Place of Payment for Securities of any series for such purposes. The Company will give prompt written notice to the Trustee of any such designation or rescission and of any change in the location of any such other office or agency.

    Section 10.3    Money for Securities Payments to
                    Be Held in Trust.

    If the Company shall at any time act as its own Paying Agent with respect to any series of Securities, it will, on or before each due date of the principal of or any premium or interest on any of the Securities of that series, segregate and hold in trust for the benefit of the Persons entitled thereto a sum sufficient to pay the principal and any premium and interest so becoming due until such sums shall be paid to such Persons or otherwise disposed of as herein provided and will promptly notify the Trustee of its action or failure to act.

    Whenever the Company shall have one or more Paying Agents for any series of Securities, it will, prior to each due date of the principal of or any premium or interest on any Securities of that series, deposit with a Paying Agent a sum sufficient to pay such amount, such sum to be held as provided by the Trust Indenture Act, and (unless such Paying Agent is the Trustee) the Company will promptly notify the Trustee of its action or failure to act.

    The Company will cause each Paying Agent for any series of Securities other than the Trustee to execute and deliver to the Trustee an instrument in which such Paying Agent shall agree with the Trustee, subject to the provisions of this Section, that such Paying Agent will (i) comply with the provisions of the Trust Indenture Act applicable to it as a Paying Agent and (ii) during the continuance of any default by the Company (or any other obligor upon the Securities of that series) in the making of any payment in respect of the Securities of that series, and upon the written request of the Trustee, forthwith pay to the Trustee all sums held in trust by such Paying Agent for payment in respect of the Securities of that series.

    The Company may at any time, for the purpose of obtaining the satisfaction and discharge of this Indenture or for any other purpose, pay, or by Company Order direct any Paying Agent to pay, to the Trustee all sums held in trust by the Company or such Paying Agent, such sums to be held by the Trustee upon the same trusts as those upon which such sums were held by the Company or such Paying Agent; and, upon such payment by any Paying Agent to the Trustee, such Paying Agent shall be released from all further liability with respect to such money.

    Any money deposited with the Trustee or any Paying Agent, or then held by the Company, in trust for the payment of the principal of or any premium or interest on any Security of any series and remaining unclaimed for two years after such principal, premium or interest has become due and payable shall be paid to the Company on Company Request, or (if then held by the Company) shall be discharged from such trust; and the Holder of such Security shall thereafter, as an unsecured general creditor, look only to the Company for payment thereof, and all liability of the Trustee or such Paying Agent with respect to such trust money, and all liability of the Company as trustee thereof, shall thereupon cease; provided, however, that the Trustee or such Paying Agent, before being required to make any such repayment, may at the expense of the Company cause to be published once, in a newspaper published in the English language, customarily published on each Business Day and of general circulation in the Borough of Manhattan, The City of New York, notice that such money remains unclaimed and that, after a date specified therein, which shall not be less than 30 days from the date of such publication, any unclaimed balance of such money then remaining will be repaid to the Company.

    Section 10.4    Statement by Officers as to Default.

    The Company will deliver to the Trustee, within 120 days after the end of each fiscal year of the Company ending after the date hereof, an Officers' Certificate (one of the signers of which shall be the principal executive officer, principal financial officer or principal accounting officer of the Company), stating whether or not to the best knowledge of the signers thereof the Company is in default in the performance and observance of any of the terms, provisions and conditions of this Indenture (without regard to any period of grace or requirement of notice provided hereunder) and, if the Company shall be in default, specifying all such defaults and the nature and status thereof of which they may have knowledge. The Company will deliver to the Trustee written notice of the occurrence of any Event of Default within ten Business Days of the Company becoming aware of any such Event of Default.

    Section 10.5    Existence.

    Subject to Article VIII, the Company will do or cause to be done all things necessary to preserve and keep in full force and effect its existence, rights (charter and statutory) and franchises; provided, however, that the Company shall not be required to preserve any such right or franchise if the Board of Directors shall determine that the preservation thereof is no longer desirable in the conduct of the business of the Company and that the loss thereof is not disadvantageous in any material respect to the Holders.

    Section 10.6    Maintenance of Properties.

    The Company will cause all material properties used or useful in the conduct of its business or the business of any Subsidiary to be maintained and kept in good condition, repair and working order and supplied with all necessary equipment and will cause to be made all necessary repairs, renewals, replacements, betterments and improvements thereof, all as in the judgment of the Company may be necessary so that the business carried on in connection therewith may be properly and advantageously conducted at all times; provided, however, that nothing in this Section shall prevent the Company from discontinuing the operation or maintenance of any of such properties if such discontinuance is, in the judgment of the Company, desirable in the conduct of its business or the business of any Subsidiary and not disadvantageous in any material respect to the Holders.

    Section 10.7    Payment of Taxes and Other Claims.

    The Company will pay or discharge or cause to be paid or discharged, before the same shall become delinquent, (1) all taxes, assessments and governmental charges levied or imposed upon the Company or any Subsidiary or upon the income, profits or property of the Company or any Subsidiary, and (2) all lawful claims for labor, materials and supplies which, if unpaid, might by law become a lien upon the property of the Company or any Subsidiary; provided, however, that the Company shall not be required to pay or discharge or cause to be paid or discharged any such tax, assessment, charge or claim whose amount, applicability or validity is being contested in good faith by appropriate proceedings and for which adequate provision is made.

    Section 10.8    Waiver of Certain Covenants.

    The Company may, with respect to the Securities of any series, omit in any particular instance to comply with any term, provision or condition set forth in Sections 10.5 to 10.7, inclusive, or in any covenant provided pursuant to
Section 3.1(16) or 9.1(2) for the benefit of the Holders of such series, if before the time for such compliance the Holders of a majority in principal amount of the Outstanding Securities of such series shall, by Act of such Holders, either waive such compliance in such instance or generally waive compliance with such term, provision or condition, but no such waiver shall extend to or affect such term, provision or condition except to the extent so expressly waived, and, until such waiver shall become effective, the obligations of the Company and the duties of the Trustee in respect of any such term, provision or condition shall remain in full force and effect.

    Section 10.9    Calculation of Original Issue Discount.

    If the Company has Outstanding any Original Issue Discount Securities, and upon written request of the Trustee, the Company shall file with the Trustee within a reasonable time after the end of each calendar year a written notice specifying the amount of original issue discount (including daily rates and accrual periods) accrued on Outstanding Securities as of the end of such year.


                                   ARTICLE XI

                            Redemption of Securities

    Section 11.1    Applicability of Article.

    Securities of any series which are redeemable before their Stated Maturity shall be redeemable in accordance with their terms and (except as otherwise specified as contemplated by Section 3.1 for Securities of any series) in accordance with this Article.

    Section 11.2    Election to Redeem; Notice to Trustee.

    The election of the Company to redeem any Securities shall be evidenced by a Board Resolution or in another manner specified as contemplated by Section
3.1 for such Securities.

In case of any redemption at the election of the Company, the Company shall, at least 60 calendar days prior to the Redemption Date fixed by the Company (unless a shorter notice shall be satisfactory to the Trustee), notify the Trustee of such Redemption Date, of the principal amount of Securities of such series to be redeemed and, if applicable, of the tenor of the Securities to be redeemed. In the case of any redemption of Securities prior to the expiration of any restriction on such redemption provided in the terms of such securities or elsewhere in this Indenture, the Company shall furnish the Trustee with an Officers' Certificate evidencing compliance with such restriction.

    Section 11.3    Selection by Trustee of Securities
                     to Be Redeemed.

    If less than all the Securities of any series are to be redeemed (unless all of the Securities of such series and of a specified tenor are to be redeemed or such series is comprised of a single Security), the particular Securities to be redeemed shall be selected not more than 60 days prior to the Redemption Date by the Trustee, from the Outstanding Securities of such series not previously called for redemption, by such method as the Trustee shall deem fair and appropriate and which may provide for the selection for redemption of portions (equal to the minimum authorized denomination for Securities of that series or any integral multiple thereof) of the principal amount of Securities of such series of a denomination larger than the minimum authorized denomination for Securities of that series. If less than all of the Securities of such series and of a specified tenor are to be redeemed (unless such series is comprised of a single Security), the particular Securities to be redeemed shall be selected not more than 60 days prior to the Redemption Date by the Trustee, from the Outstanding Securities of such series and specified tenor not previously called for redemption in accordance with the preceding sentence.

    The Trustee shall promptly notify the Company in writing of the Securities selected for redemption and, in the case of any Securities selected for partial redemption, the principal amount thereof to be redeemed. The provisions of the preceding paragraph and this paragraph shall not apply with respect to the redemption of a series of Securities comprised of a single Security, whether such Security is to be redeemed in whole or in part. In the case of any such redemption in part, the unredeemed portion of the principal amount of the Security shall be in an authorized denomination (which shall not be less than the minimum authorized denomination) of such Security.

    For all purposes of this Indenture, unless the context otherwise requires, all provisions relating to the redemption of Securities shall relate, in the case of any Securities redeemed or to be redeemed only in part, to the portion of the principal amount of such Securities which has been or is to be redeemed.

    Section 11.4    Notice of Redemption.

    Notice of redemption shall be given by first-class mail, postage prepaid, mailed not less than 30 nor more than 60 days prior to the Redemption Date, to each Holder of Securities to be redeemed, at his address appearing in the Security Register.

    All notices of redemption shall state:

    (1)   the Redemption Date,

    (2)   the Redemption Price and accrued interest, if any,

    (3) if less than all the Outstanding Securities of any series are to be redeemed, the identification (and, in the case of partial redemption of any Securities, the principal amounts) of the particular Securities to be redeemed, and that on or after the date fixed for redemption, upon surrender of such Security, a new Security or Securities of such series in authorized denominations for an aggregate principal amount equal to the unredeemed portion thereof will be issued,

    (4) that on the Redemption Date the Redemption Price and accrued interest, if any, will become due and payable upon each such Security to be redeemed and, if applicable, that interest thereon will cease to accrue on and after said date,

    (5) the place or places where such Securities are to be surrendered for payment of the Redemption Price and accrued interest, if any,

    (6)   that the redemption is for a sinking fund, if such is the case, and

    (7)   the CUSIP numbers, if any, of the Securities to be redeemed.

    Notice of redemption of Securities to be redeemed at the election of the Company shall be given by the Company or, at the Company's request, by the Trustee in the name and at the expense of the Company and shall be irrevocable.

    Section 11.5    Deposit of Redemption Price.

    Prior to any Redemption Date, the Company shall deposit with the Trustee or with a Paying Agent (or, if the Company is acting as its own Paying Agent, segregate and hold in trust as provided in Section 10.3) an amount of money sufficient to pay the Redemption Price of, and (except if the Redemption Date shall be an Interest Payment Date) accrued interest on, all the Securities which are to be redeemed on that date.

    Section 11.6    Securities Payable on Redemption Date.

    Notice of redemption having been given as aforesaid, the Securities so to be redeemed shall, on the Redemption Date, become due and payable at the Redemption Price therein specified, and from and after such date (unless the Company shall default in the payment of the Redemption Price and accrued interest) such Securities shall cease to bear interest. Upon surrender of any such Security for redemption in accordance with said notice, such Security shall be paid by the Company at the Redemption Price, together with accrued interest to the Redemption Date; provided, however, that, unless otherwise specified as contemplated by Section 3.1, installments of interest whose Stated Maturity is on or prior to the Redemption Date shall be payable to the Holders of such Securities, or one or more Predecessor Securities, registered as such at the close of business on the relevant Record Dates according to their terms and the provisions of Section 3.7.

    If any Security called for redemption shall not be so paid upon surrender thereof for redemption, the principal and any premium shall, until paid, bear interest from the Redemption Date at the rate prescribed therefor in the Security.

    Section 11.7    Securities Redeemed in Part.

    Any Security which is to be redeemed only in part shall be surrendered at a Place of Payment therefor (with, if the Company or the Trustee so requires, due endorsement by, or a written instrument of transfer in form satisfactory to the Company and the Trustee duly executed by, the Holder thereof or his attorney duly authorized in writing), and the Company shall execute, and the Trustee shall authenticate and deliver to the Holder of such Security without service charge, a new Security or Securities of the same series and of like tenor, of any authorized denomination as requested by such Holder, in aggregate principal amount equal to and in exchange for the unredeemed portion of the principal of the Security so surrendered.


                                  ARTICLE XII

                                 Sinking Funds

    Section 12.1    Applicability of Article.

    The provisions of this Article shall be applicable to any sinking fund for the retirement of Securities of a series except as otherwise specified as contemplated by Section 3.1 for Securities of such series.

    The minimum amount of any sinking fund payment provided for by the terms of Securities of any series is herein referred to as a "mandatory sinking fund payment", and any payment in excess of such minimum amount provided for by the terms of Securities of any series is herein referred to as an "optional sinking fund payment". If provided for by the terms of Securities of any series, the cash amount of any sinking fund payment may be subject to reduction as provided in Section 12.2. Each sinking fund payment shall be applied to the redemption of Securities of any series as provided for by the terms of Securities of such series.

    Section 12.2    Satisfaction of Sinking Fund
                    Payments with Securities.

    The Company (1) may deliver Securities of a series (other than any previously called for redemption) and (2) may apply as a credit Securities of a series which theretofore have been redeemed by the Company either at the election of the Company pursuant to the terms of such Securities or through the application of permitted optional sinking fund payments pursuant to the terms of such Securities, or have been otherwise acquired by the Company as permitted by such Securities, in each case in satisfaction of all or any part of any sinking fund payment with respect to the Securities of such series required to be made pursuant to the terms of such Securities as provided for by the terms of such series; provided that such Securities have not been previously so credited. Such Securities shall be received and credited for such purpose by the Trustee at the Redemption Price specified in such Securities for redemption through operation of the sinking fund and the amount of such sinking fund payment shall be reduced accordingly.

    Section 12.3    Redemption of Securities
                    for Sinking Fund.

    Not less than 90 days prior to each sinking fund payment date for any series of Securities, the Company will deliver to the Trustee an Officers' Certificate specifying the amount of the next ensuing sinking fund payment for that series pursuant to the terms of that series, the portion thereof, if any, which is to be satisfied by payment of cash and the portion thereof, if any, which is to be satisfied by delivering and crediting Securities of that series pursuant to Section 12.2 and the basis for such credit and will also deliver to the Trustee any Securities to be so delivered. Not less than 30 days before each such sinking fund payment date the Trustee shall select the Securities to be redeemed upon such sinking fund payment date in the manner specified in
Section 11.3 and cause notice of the redemption thereof to be given in the name of and at the expense of the Company in the manner provided in Section 11.4. Such notice having been duly given, the redemption of such Securities shall be made upon the terms and in the manner stated in Sections 11.6 and 11.7.

                                  ARTICLE XIII

                       Defeasance and Covenant Defeasance

    Section 13.1    Applicability of Article;
                    Company's Option to Effect
                    Defeasance or Covenant
                    Defeasance.

    If, pursuant to Section 3.1, provision is made for either or both of (a) Defeasance of the Securities of a series under Section 13.2 or (b) Covenant Defeasance of the Securities of a series under Section 13.3, then the provisions of such Section or Sections, as the case may be, together with the other provisions of this Article XIII, shall be applicable to the Securities of such series, and the Company may at its option by Board Resolution or in any other manner specified as contemplated by Section 3.1, at any time, with respect to the Securities of such series, elect to have either Section 13.2 (if applicable) or Section 13.3 (if applicable) be applied to the Outstanding Securities of such series upon compliance with the conditions set forth below in this Article XIII.

    Section 13.2    Defeasance and Discharge.

    Upon the Company's exercise of the above option applicable to this Section, the Company shall be deemed to have been discharged from its obligations with respect to the Outstanding Securities of such series on and after the date the conditions precedent set forth below are satisfied (hereinafter, "Defeasance"). For this purpose, such Defeasance means that the Company shall be deemed to have paid and discharged the entire indebtedness represented by the Outstanding Securities of such series and to have satisfied all its other obligations under such Securities and this Indenture, insofar as such Securities are concerned (and the Trustee, at the expense of the Company, shall execute proper instruments acknowledging the same), except for the following which shall survive until otherwise terminated or discharged hereunder: (A) the rights of Holders of Outstanding Securities of such series to receive, solely from the trust fund described in Section 13.4 as more fully set forth in such Section, payments of the principal of (and premium, if any) and interest on such Securities when such payments are due, (B) the Company's obligations with respect to such Securities under Sections 3.4, 3.5, 3.6, 10.2 and 10.3 and such obligations as shall be ancillary thereto, (C) the rights, powers, trusts, duties, immunities and other provisions in respect of the Trustee hereunder, and (D) this Article XIII. Subject to compliance with this
Article XIII, the Company may
exercise its option under this Section 13.2 notwithstanding the prior exercise of its option under Section 13.3 with respect to the Securities of such series. Following a Defeasance, payment of the Securities of such series may not be accelerated because of an Event of Default.

    Section 13.3    Covenant Defeasance.

    Upon the Company's exercise of the above option applicable to this Section and after the date the conditions set forth below are satisfied ("Covenant Defeasance"), (1) the Company shall be released from its obligations under any covenant applicable to such Securities that is determined pursuant to Section
3.1 to be subject to this provision, and (2) the occurrence of an event specified in Section 5.1(4) (with respect to any Section applicable to such Securities that are specified pursuant to Section 3.1 as being subject to this provision), Section 5.1(5) or (6) or determined pursuant to Section 3.1 to be subject to this provision shall not be deemed to be or result in an Event of Default. For this purpose, such Covenant Defeasance means that, with respect to the Outstanding Securities of such series, the Company may omit to comply with and shall have no liability in respect of any term, condition or limitation set forth in any such Section or Article whether directly or indirectly by reason of any reference elsewhere herein to any such Section or Article or by reason of any reference in any such Section to any other provision herein or in any other document, but the remainder of this Indenture and such Securities shall be unaffected thereby.

    Section 13.4    Conditions to Defeasance
                    or Covenant Defeasance.

    The following shall be the conditions precedent to application of either
Section 13.2 or Section 13.3 to the Outstanding Securities of such series:

    (1) The Company shall irrevocably have deposited or caused to be deposited with the Trustee (or another trustee which satisfies the requirements contemplated by Section 6.9 and agrees to comply with the provisions of the Indenture applicable to it as if it were the Trustee hereunder), as trust funds in trust for the purpose of making the following payments, specifically pledged as security for, and dedicated solely to, the benefit of the Holders of such Securities, (A) money in an amount, or (B) U.S. Government Obligations which through the scheduled payment of principal and interest in respect thereof in accordance with their terms will provide, not later than one day before the due date of any payment, money in an amount, or (C) a combination thereof, in each case sufficient, without reinvestment, in the opinion of a nationally recognized firm of independent public accountants expressed in a written certification thereof delivered to the Trustee, to pay and discharge, and which shall be applied by the Trustee (or any such other qualifying trustee as hereinbefore provided) to pay and discharge, the principal of (and premium, if any) and interest on the Outstanding Securities of such series on the Maturity of such principal, any premium or interest and any mandatory sinking fund payments or analogous payments applicable to the Outstanding Securities of such series on the due dates thereof. Before such a deposit, the Company may make arrangements satisfactory to the Trustee for the redemption of Securities at a future date or dates in accordance with Article XI, which shall be given effect in applying the foregoing. For this purpose, "U.S. Government Obligations" means securities that are (x) direct obligations of the United States of America for the payment of which its full faith and credit is pledged, or (y) obligations of a Person controlled or supervised by and acting as an agency or instrumentality of the United States of America the payment of which is unconditionally guaranteed as a full faith and credit obligation by the United States of America, which, in either case, are not callable or redeemable at the option of the issuer thereof, and shall also include a depository receipt issued by a bank (as defined in Section 3(a)(2) of the Securities Act of 1933, as amended) as custodian with respect to any such U.S. Government Obligation or a specific payment of principal of or interest on any such U.S. Government Obligation held by such custodian for the account of the holder of such depository receipt, provided that (except as required by law) such custodian is not authorized to make any deduction from the amount payable to the holder of such depository receipt from any amount received by the custodian in respect of the U.S. Government Obligation or the specific payment of principal of or interest on the U.S. Government Obligation evidenced by such depository receipt.

    (2) No Event of Default or event which with notice or lapse of time or both would become an Event of Default with respect to the Securities of such series shall have occurred and be continuing (A) on the date of such deposit or
(B) insofar as subsections 5.1(5) and (6) are concerned, at any time during the period ending on the 120th day after the date of such deposit or, if longer, ending on the day following the expiration of the longest preference period applicable to the Company under federal or state law in respect of such deposit (it being understood that the condition in this Clause (B) shall not be deemed satisfied until the expiration of such period).

    (3) Such Defeasance or Covenant Defeasance shall not (A) cause the Trustee for the Securities of such series to have a conflicting interest as defined in Section 6.8 or for purposes of the Trust Indenture Act with respect to any securities of the Company or (B) result in the trust arising from such deposit to constitute, unless it is qualified as, a regulated investment company under the Investment Company Act of 1940, as amended.

    (4) Such Defeasance or Covenant Defeasance shall not result in a breach or violation of, or constitute a default under, this Indenture or any other agreement or instrument to which the Company is a party or by which it is bound.

    (5) Such Defeasance or Covenant Defeasance shall not cause any Securities of such series then listed on any registered national securities exchange under the Securities Exchange Act of 1934, as amended, to be delisted.

    (6) In the case of an election under Section 13.2, the Company shall have delivered to the Trustee an Opinion of Counsel stating that (x) the Company has received from, or there has been published by, the Internal Revenue Service a ruling, or (y) since the date of this Indenture there has been a change in the applicable federal income tax law, in either case to the effect that, and based thereon such opinion shall confirm that, the Holders of the Outstanding Securities of such series will not recognize income, gain or loss for federal income tax purposes as a result of such Defeasance and will be subject to federal income tax on the same amounts, in the same manner and at the same times as would have been the case if such Defeasance had not occurred.

    (7) In the case of an election under Section 13.3, the Company shall have delivered to the Trustee an Opinion of Counsel to the effect that the Holders of the Outstanding Securities of such series will not recognize income, gain or loss for federal income tax purposes as a result of such Covenant Defeasance and will be subject to federal income tax on the same amounts, in the same manner and at the same times as would have been the case if such Covenant Defeasance had not occurred.

    (8) Such Defeasance or Covenant Defeasance shall be effected in compliance with any additional terms, conditions or limitations which may be imposed on the Company in connection therewith pursuant to Section 3.1.

    (9) The Company shall have delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that all conditions precedent provided for relating to either the Defeasance under Section 13.2 or the Covenant Defeasance under Section 13.3 (as the case may be) have been complied with.

    Section 13.5    Deposited Money and
                    U.S. Government Obligations
                    to be Held in Trust;
                    Other Miscellaneous Provisions.

    Subject to the provisions of the last paragraph of Section 10.3, all money and U.S. Government Obligations (including the proceeds thereof) deposited with the Trustee or other qualifying trustee (solely for purposes of this Section and Section 13.6, the Trustee and any such other qualifying trustee are referred to collectively as the "Trustee") pursuant to Section 13.4 in respect of the Outstanding Securities of such series shall be held in trust and applied by the Trustee, in accordance with the provisions of such Securities and this Indenture, to the payment, either directly or through any Paying Agent (but not including the Company acting as its own Paying Agent) as the Trustee may determine, to the Holders of such Securities, of all sums due and to become due thereon in respect of principal (and premium, if any) and interest, but such money need not be segregated from other funds except to the extent required by law.

    The Company shall pay and indemnify the Trustee against any tax, fee or other charge imposed on or assessed against the money or U.S. Government Obligations deposited pursuant to Section 13.4 or the principal and interest received in respect thereof other than any such tax, fee or other charge which by law is for the account of the Holders of Outstanding Securities.

    Anything herein to the contrary notwithstanding, the Trustee shall deliver or pay to the Company from time to time upon Company Request any money or U.S. Government Obligations held by it as provided in Section 13.4 which, in the opinion of a nationally recognized firm of independent public accountants expressed in a written certification thereof delivered to the Trustee, are in excess of the amount thereof which would then be required to be deposited to effect an equivalent Defeasance or Covenant Defeasance.

    Section 13.6    Reinstatement.

    If the Trustee or the Paying Agent is unable to apply any money or U.S. Government Obligations in accordance with Section 13.5 by reason of any order or judgment of any court or governmental authority enjoining, restraining or otherwise prohibiting such application, then the Company's obligations under the Securities of such series shall be revived and reinstated as though no deposit had occurred pursuant to this Article XIII until such time as the Trustee or Paying Agent is permitted to apply all such money and U.S. Government Obligations in accordance with Section 13.5; provided, however, that if the Company makes any payment of principal of (and premium, if any) or interest on any such Security following the reinstatement of its obligations, the Company shall be entitled, at its election, (a) to receive from the Trustee or Paying Agent, as applicable, that portion of such money or U.S. Government Obligations equal to the amount of such payment, or
(b) to be subrogated to the rights of the Holders of such Securities to receive such payment from the money and U.S. Government Obligations held by the Trustee or the Paying Agent.

                                 --------------

    This instrument may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.

    IN WITNESS WHEREOF, the parties hereto have caused this Indenture to be duly executed, and their respective corporate seals to be hereunto affixed and attested, all as of the day and year first above written.


                                         HUNTINGTON BANCSHARES INCORPORATED


                                         By /s/ ZUHEIR SOFIA
                                           ----------------------------
                                           Zuheir Sofia, President,
                                           Chief Operating Officer
                                           and Treasurer
Attest:


By /s/ RALPH K. FRASIER
  -----------------------
  Ralph K. Frasier,
  Secretary
                                         THE CHASE MANHATTAN BANK
                                         (NATIONAL ASSOCIATION)
                                         As Trustee


                                         By /s/ ALBERT P. MARI, JR.
                                           ----------------------------
                                           Title: Second Vice President
Attest:


By /s/ TIMOTHY E. BURKE
  ----------------------------
  Title: Second Vice President

STATE OF OHIO      )
                   )  ss.:
COUNTY OF FRANKLIN )

    On the 25th day of March 1994, before me personally came Zuheir Sofia, to me known, who, being by me duly sworn, did depose and say that he is President, Chief Operating Officer and Treasurer of Huntington Bancshares Incorporated, one of the corporations described in and which executed the foregoing instrument; that he knows the seal of said corporation; that the seal affixed to said instrument is such corporate seal; that it was so affixed by authority of the Board of Directors of said corporation, and that he signed his name thereto by like authority.

                                         /s/ Patricia S. Callahan
                                         ------------------------------
                                             Patricia S. Callahan
                                             Notary Public, State of Ohio
                                             My Commission Expires July 5, 1995

STATE OF NEW YORK  )
                   )  ss.:
COUNTY OF NEW YORK )

     On the 25th day of March 1994, before me personally came Albert P. Mari, Jr., to me known, who, being by me duly sworn, did depose and say that he is Second Vice President of THE CHASE MANHATTAN BANK (NATIONAL ASSOCIATION), one of the corporations described in and which executed the foregoing instrument; that he knows the seal of said corporation; that the seal affixed to said instrument is such corporate seal; that it was so affixed by authority of the Board of Directors of said corporation, and that he signed his name thereto by like authority.


                                          /s/ MARGARET M. PRICE
                                          ------------------------------
                                              Margaret M. Price
                                              Notary Public, State of New York
                                              No. 24-4980599
                                              Qualified in King's County
                                              Commission Expires April 22, 1995